UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-21980

Exact name of registrant as specified in charter:	abrdn Total Dynamic Dividend Fund

Address of principal executive offices:	1900 Market Street, Suite 200
Philadelphia, PA 19103

Name and address of agent for service:	Sharon Ferrari
abrdn Inc.
1900 Market Street Suite 200
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2023

Item 1. Reports to Stockholders.

abrdn Global Dynamic Dividend Fund (AGD)
abrdn Total Dynamic Dividend Fund (AOD)
Annual Report
October 31, 2023
abrdn.com

Letter to Shareholders  (unaudited)

Dear Shareholder,
We present the Annual Report, which covers the activities of abrdn Global Dynamic Dividend Fund ("AGD") and abrdn Total Dynamic Dividend Fund ("AOD") (collectively, the "Funds" and each a "Fund"), for the fiscal year ended October 31, 2023. The primary investment objective for AGD is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The primary investment objective for AOD is to seek high current dividend income. The Funds also focus on long-term growth of capital as a secondary investment objective.
Total Investment Return1
For the fiscal year ended October 31, 2023, the total return to shareholders of the Funds based on the net asset value (“NAV”) and market price of the Funds, respectively, is as follows:
	AGD	AOD
NAV[2],[3]	7.00%	8.01%
Market Price[2]	2.29%	5.41%
MSCI AC World Index (Net DTR)[4]	10.50%	10.50%
For more information about AGD or AOD performance, please visit the Funds on the web at www.abrdnagd.com (AGD) and www.abrdnaod.com (AOD), respectively. On the web you can view quarterly commentary on the Funds' performance, monthly fact sheets, distribution and performance information, and other Fund literature.
NAV, Market Price and Premium(+)/Discount(-)
The below tables represent comparison from current fiscal year end to prior fiscal year end of market price to NAV and associated Premium(+) and Discount(-).
	AGD
	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2023	$9.90	$8.40	-15.15%
10/31/2022	$10.05	$8.92	-11.24%
During the fiscal year ended October 31, 2023, AGD’s NAV was within a range of $9.74 to $11.31 and AGD’s market price traded within a range of $8.20 to $10.11. During the fiscal year ended October 31, 2023, AGD’s shares traded within a range of a premium(+)/discount(-) of -8.96% to -16.50%.
	AOD
	NAV	Closing Market Price	Premium(+)/ Discount(-)
10/31/2023	$8.54	$7.26	-14.99%
10/31/2022	$8.61	$7.50	-12.89%
During the fiscal year ended October 31, 2023, AOD's NAV was within a range of $8.39 to $9.72 and AOD's market price traded within a range of $7.02 to $8.54. During the fiscal year ended October 31, 2023, the AOD's shares traded within a range of a premium(+)/discount(-) of -10.99% to -17.12%.

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[1]	Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and shares, when sold, may be worth more or less than original cost. Current performance may be lower or higher than the performance quoted. NAV return data includes investment management fees, custodial charges and administrative fees (such as Trustee and legal fees) and assumes the reinvestment of all distributions.
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[2]	Assuming the reinvestment of dividends and distributions.
{foots1}
[3]	The Funds' total return is based on the reported NAV for each financial reporting period end and may differ from what is reported on the Financial Highlights due to financial statement rounding or adjustments.
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[4]	The Morgan Stanley Capital International (MSCI) All Country (AC) World Index Net DailyTotal Return (DTR) is an unmanaged index considered representative of developed and emerging market stock markets.The index is calculated net of withholding taxes to which the Funds are generally subject. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2023 Annual Report	1

Letter to Shareholders  (unaudited)  (continued)

Distribution Policy
The Funds' distributions to common shareholders and the annualized distribution rates based on market price and NAV, respectively, for the fiscal year ended October 31, 2023 are shown in the table below:
Fund	Distribution per share	NAV annualized distribution rate	Market Price annualized distribution rate
AGD	$0.78	7.88%	9.29%
AOD	$0.69	8.08%	9.50%
Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.
On November 9, 2023 and December 11, 2023, AOD and AGD announced that they will pay on November 30, 2023 and January 10, 2024, respectively, a distribution per share to all shareholders of record as of November 22, 2023 and December 29, 2023, respectively. AGD and AOD will pay a distribution of $0.065 and $0.0575 per share, respectively.
The Funds' policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a nontaxable return of capital. This policy is subject to an annual review as well as regular review at the quarterly meetings of each Fund's Board of Trustees (each, a "Board" and collectively, the "Boards") unless market conditions require an earlier evaluation.
Unclaimed Share Accounts
Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and a Fund's shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g., when mail sent to a shareholder  is returned to the Funds' transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Funds' transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Funds' transfer agent.
Open Market Repurchase Program
The Boards approved an open market repurchase and discount management policy (the “Program”). The Program allows the Funds to purchase, in the open market, their outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Funds' investment adviser. Such purchases may be made opportunistically at certain discounts to NAV per share in the reasonable judgment of management based on historical discount levels and current market conditions. If shares are repurchased, a Fund will report repurchase activity on its website on a monthly basis. For the fiscal year ended October 31, 2023, the Funds did not repurchase any shares through the Program.
On a quarterly basis, the Boards will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on a Fund's website on a monthly basis.  Under the terms of the Program, each Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.
Portfolio Holdings Disclosure
The Funds' complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Funds' semi-annual and annual reports to shareholders. Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. These reports are available on the SEC’s website at http://www.sec.gov. The Funds make the information available to shareholders upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.
Proxy Voting
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available by August 31 of the relevant year: (1) upon request without charge by calling Investor Relations toll-free at 1-800-522-5465; and (2) on the SEC’s website at http://www.sec.gov.
Investor Relations Information
As part of abrdn’s commitment to shareholders, we invite you to visit the Funds on the web at www.abrdnagd.com (AGD) and www.abrdnaod.com (AOD). On the web you can view monthly fact sheets, quarterly commentary, distribution and performance information, and other Fund literature.
Enroll in abrdn’s email services and be among the first to receive the latest closed-end fund news, announcements, videos, and other

2	2023 Annual Report

Letter to Shareholders  (unaudited)  (concluded)

information. In addition, you can receive electronic versions of important Fund documents, including annual reports, semi-annual reports, prospectuses and proxy statements. Sign up today at https://www.abrdn.com/en-us/cefinvestorcenter/contact-us/preferences
Contact Us:
•	Visit: https://www.abrdn.com/en-us/cefinvestorcenter
•	Email: Investor.Relations@abrdn.com; or
•	Call: 1-800-522-5465 (toll free in the U.S.).
Yours sincerely,
/s/ Christian Pittard
Christian Pittard
President
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All amounts are U.S. Dollars unless otherwise stated.
2023 Annual Report	3

abrdn Global Dynamic Dividend Fund
Report of the Investment Adviser (unaudited)

Market review - AGD
Global stock markets generally rose over the past 12 months under review. Inflation dominated the economic environment. Central banks in western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As  U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Fund performance review - AGD
The abrdn Global Dynamic Dividend Fund returned 7.0% on a net asset value3 basis for the 12-month period ending October 31, 2023, versus the 10.5% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Daily Total Return), during the same period. The unlevered NAV returned 7.1% for the 12-month period ending October 2023 demonstrating that the leverage had a negative impact of -0.1% to fund performance over that timeframe.
The Fund posted a positive total return but underperformed its benchmark. Asset allocation and, to a lesser extent, stock selection detracted from performance. The Fund’s stock selection and underweight4 positions in both the information technology and communication services sectors were headwinds. By region, North
America detracted the most, mainly due to stock selection, with a small negative effect from being underweight. Africa and the Middle East only slightly added value, as a positive effect from being underweight was partially offset by negative stock selection.
The largest detractors from performance were the Fund’s lack of exposure to semiconductor manufacturer NVIDIA and social media giant Meta Platforms (with the former only paying a small dividend and the latter not paying a dividend). A holding in financial services technology provider Fidelity National Information Services also hurt performance.
Shares in U.S.-based chipmaker NVIDIA surged after the company gave a very bullish sales forecast on the demand for artificial intelligence (AI) processors. This took the stock to an all-time high and dragged the rest of the sector up with it. Shares in social media and advertising giant Meta Platforms also rose strongly as the company benefited from its aggressive cost-cutting programme and its investments in AI. The latter have helped the company to attract traffic to Facebook and Instagram, as well as to increase its advertising revenues. Shares in Fidelity National Information Services, the U.S.-listed payment services provider, were weak due to macroeconomic headwinds, particularly within its merchant and banking segments.
Conversely, the Fund’s stock selection was positive in both the materials and financials sectors, with an overweight5 exposure to the former also beneficial. By region, Asia-Pacific (excluding Japan) was the largest positive due to stock selection. The overweight exposure to Europe (excluding the U.K.) also added value, although stock selection was a negative.
At the individual stock level,  contributors to performance included holdings in semiconductor manufacturers BE Semiconductor Industries and Broadcom, as well as Japan-listed Mitsubishi UFJ Financial Group.
BE Semiconductor Industries benefited from U.S.-based chipmaker NVIDIA’s previously mentioned very bullish sales forecast on the demand for AI processors. Broadcom shares performed well as the company reported strong results, helped by surging demand for its

{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	A key measure of the value of a company, fund, or trust is the total value of assets less liabilities, divided by the number of shares.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
5	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
4	2023 Annual Report

abrdn Global Dynamic Dividend Fund  (concluded)
Report of the Investment Adviser (unaudited)

AI-related semiconductors. Mitsubishi UFJ aided relative performance, largely due to interest rate actions initiated by the Bank of Japan.
Regarding the use of derivatives, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.
The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend6 date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends.
The monthly distribution7 reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ending October 31, 2023, the distributions comprised the vast majority of dividend income. The Fund issued distributions totaling $0.78 per share for the 12-month period ending October 31, 2023.
Outlook - AGD
Pressures caused by high energy prices, geopolitical tensions, the cost-of-living crisis, and rising interest rates still prevail in many parts of the world and will be around for some time, in our view. While markets continue to move higher in many areas, particularly in the U.S., it remains a very narrow handful of stocks that are behind this. Against such a challenging backdrop, the portfolio will remain diversified, defensive, and focused on businesses best positioned to manage financial pressures through to times of greater market stability. We believe that periods of market weakness, when they occur, represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio with a bottom-up investment approach focused on quality characteristics.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited

{foots1}
6	Also abbreviated as 'xd', this is a share sold without the right to receive the declared dividend payment which is marked as due to those shareholders who are on the share register. The stock market authorities usually specify the date on which a share will begin trading 'xd'. The share price invariably drops when the share goes 'xd' taking the known income of the dividend out of the share price.
{foots1}
7	The payment of any income generated by a fund.
2023 Annual Report	5

abrdn Total Dynamic Dividend Fund
Report of the Investment Adviser (unaudited)

Market review - AOD
Global stock markets generally rose over the past 12 months under review. Inflation dominated the economic environment. Central banks in western economies raised interest rates faster and much further than previously anticipated to counter multi-decade-high inflation. Despite these aggressive central bank actions, core inflation—which strips out volatile items such as energy and food—stayed at elevated levels in many countries. Nevertheless, global economic growth held up better than many investors expected, defying fears of a recession triggered by higher rates.
As U.S. and Eurozone inflation trended down towards the end of 2022, investors’ hopes rose that an end to interest rate rises could be in sight. Therefore, 2023 started with strong stock market gains. However, the collapse of two regional U.S. banks and the forced sale of Credit Suisse to rival UBS in March then evoked fears of a banking crisis. Despite an initial sell-off, stock markets recovered, helped by expectations of lower peak interest rates. After more market volatility1 in April and May, equities performed strongly over June and July due to news of a compromise agreement on the U.S. debt ceiling2 and further encouraging inflation data. This was despite still-hawkish rhetoric from central banks. Equities then generated negative returns in August, September, and October given concerns that interest rates would stay higher for longer, with the outbreak of war between Israel and Hamas adding to existing inflationary worries.
Fund performance review - AOD
The abrdn Total Dynamic Dividend Fund returned 8.0% on a net asset value3 basis for the 12-month period ending October 31, 2023, versus the 10.5% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index (Net Daily Total Return), during the same period. The unlevered NAV returned 8.1% for the 12-month period ending October 2023 demonstrating that the leverage had a negative impact of -0.1% to fund performance over that timeframe.
The Fund posted a positive total return but underperformed its benchmark. Asset allocation and, to a lesser extent, stock selection detracted from performance. The Fund’s stock selection and underweight4 positions in both the communication services and information technology sectors were headwinds. By region, North
America detracted the most, due to stock selection. Japan only had a small positive impact as the value added from stock selection was mostly offset by a negative effect from being underweight.
The largest detractors from performance were the Fund’s lack of exposure to semiconductor manufacturer NVIDIA and social media giant Meta Platforms (with the former only paying a small dividend and the latter not paying a dividend). A holding in financial services technology provider Fidelity National Information Services also hurt performance.
Shares in U.S.-based chipmaker NVIDIA surged after the company gave a very bullish sales forecast on the demand for artificial intelligence (AI) processors. This took the stock to an all-time high and dragged the rest of the sector up with it. Shares in social media and advertising giant Meta Platforms also rose strongly as the company benefited from its aggressive cost-cutting programme and its investments in AI. The latter have helped the company to attract traffic to Facebook and Instagram, as well as to increase its advertising revenues. Shares in Fidelity National Information Services, the U.S.-listed payment services provider, were weak due to macroeconomic headwinds, particularly within its merchant and banking segments.
Conversely, the Fund’s stock selection was positive in both the materials and financials sectors, with an overweight5 exposure to the former also beneficial. By region, Asia-Pacific (excluding Japan) was the largest positive due to stock selection. Exposure to the U.K. also added value as positive stock selection was only partially offset by a negative effect from being overweight.
At the individual stock level, key contributors to performance included holdings in semiconductor manufacturers BE Semiconductor Industries and Broadcom, as well as U.K.-listed industrial turnaround specialist Melrose Industries.
BE Semiconductor Industries benefited from NVIDIA’s previously mentioned very bullish sales forecast on the demand for AI processors. Melrose Industries spun off its automotive business to become a pure-play aerospace company. In addition, it held its first ‘capital markets day’ as a standalone company. Management presented a comprehensive overview of the aerospace business' positive fundamentals. Broadcom shares performed well as the

{foots1}
1	If the price of a fund moves significantly over a short period of time it is said to be 'volatile' or has 'high volatility'. If the price remains relatively stable, it is said to have 'low volatility'. Volatility can be used as a measure of risk.
{foots1}
2	The maximum amount of money that the U.S. government is allowed to borrow to meet its obligations.
{foots1}
3	A key measure of the value of a company, fund, or trust is the total value of assets less liabilities, divided by the number of shares.
{foots1}
4	A portfolio holding less of a particular security (or sector or region) than the security’s weight in the benchmark portfolio.
{foots1}
5	A portfolio holding an excess amount of a particular security (or sector or region) compared to the security’s weight in the benchmark portfolio.
6	2023 Annual Report

abrdn Total Dynamic Dividend Fund  (concluded)
Report of the Investment Adviser (unaudited)

company reported strong results, helped by surging demand for its AI-related semiconductors.
Regarding the use of derivatives, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period.
The Fund earns income through a combination of investing in companies that pay dividends and implementing a dividend-capture strategy. In a dividend-capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend6 date and reinvests the sales proceeds into one or more other stocks that are expected to pay dividends before the next dividend payment on the stock that it is selling. While employing this strategy, the Fund purchases companies that pay regular and/or special dividends.
The monthly distribution7 reflects the Fund’s current policy to provide shareholders with a relatively stable cash flow per share. This policy did not have a significant impact on the Fund’s investment strategy over the reporting period. During the 12-month period ending October 31, 2023, the distributions comprised of net investment income and return of capital. The Fund issued distributions totaling $0.69 per share for the 12-month period ending October 31, 2023.
Outlook - AOD
Pressures caused by high energy prices, geopolitical tensions, the cost-of-living crisis, and rising interest rates still prevail in many parts of the world and will be around for some time, in our view. While markets continue to move higher in many areas, particularly in the U.S., it remains a very narrow handful of stocks that are behind this. Against such a challenging backdrop, the portfolio will remain diversified, defensive, and focused on businesses best positioned to manage financial pressures through to times of greater market stability. We believe that periods of market weakness, when they occur, represent an opportunity for the long-term investor. We reiterate the importance of a diversified portfolio with a bottom-up investment approach focused on quality characteristics.
Risk Considerations
Past performance is not an indication of future results.
Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to risks associated with less stringent accounting and regulatory standards, the impact of currency exchange rate fluctuation, political and economic instability, reduced information about issuers, higher transaction costs and delayed settlement. Equity stocks of small- and mid-cap companies carry greater risk, and more volatility, than equity stocks of larger, more established companies. Dividends are not guaranteed and a company’s future ability to pay dividends may be limited. The use of leverage will also increase market exposure and magnify risk.
abrdn Investments Limited

{foots1}
6	Also abbreviated as 'xd', this is a share sold without the right to receive the declared dividend payment which is marked as due to those shareholders who are on the share register. The stock market authorities usually specify the date on which a share will begin trading 'xd'. The share price invariably drops when the share goes 'xd' taking the known income of the dividend out of the share price.
{foots1}
7	The payment of any income generated by a fund.
2023 Annual Report	7

abrdn Global Dynamic Dividend Fund
Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2023.
AGD	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	7.00%	6.92%	6.33%	7.04%
Market Price	2.29%	7.09%	6.13%	6.40%
MSCI AC World Index (Net DTR)	10.50%	6.68%	7.47%	6.81%
Performance of a $10,000 Investment for AGD (as of October 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited (the "Adviser")  assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
The Adviser entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2024. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnagd.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2023 was 1.34%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2023 was 1.19%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2023 was 1.19%.
8	2023 Annual Report

abrdn Global Dynamic Dividend Fund
Portfolio Summary (as a percentage of net assets) (unaudited)
As of October 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors . Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors-AGD
Information Technology	18.4%
Financials	17.0%
Health Care	12.8%
Industrials	9.6%
Consumer Discretionary	8.3%
Consumer Staples	8.0%
Utilities	6.0%
Materials	5.7%
Communication Services	5.4%
Energy	4.8%
Real Estate	2.9%
Short-Term Investment	0.6%
Assets in Excess of Other Liabilities	0.5%
100.0%
The following chart summarizes the composition of the Fund’s portfolio by geographic classification.
Countries-AGD
United States	61.5%
United Kingdom	6.8%
France	6.2%
Netherlands	4.3%
Germany	2.5%
China	2.2%
Other, less than 2% each	15.4%
Short-Term Investment	0.6%
Assets in Excess of Other Liabilities	0.5%
100.0%
The following were the Fund’s top ten holdings as of October 31, 2023 :
Top Ten Holdings-AGD
Apple, Inc.	3.7%
Microsoft Corp.	3.5%
Alphabet, Inc.	1.8%
Broadcom, Inc.	1.8%
Engie SA	1.7%
Newmont Corp., CDI	1.7%
TJX Cos., Inc. (The)	1.6%
BE Semiconductor Industries NV	1.6%
Enbridge, Inc.	1.5%
Eli Lilly & Co.	1.5%
2023 Annual Report	9

Portfolio of Investments
As of October 31, 2023
abrdn Global Dynamic Dividend Fund

Shares or Principal Amount		Value
COMMON STOCKS—97.7%
AUSTRALIA—0.8%
Materials—0.8%
Rio Tinto PLC, ADR	31,500	$ 2,026,710
BRAZIL—1.8%
Industrials—0.9%
CCR SA	969,000	2,302,498
Materials—0.9%
Vale SA, ADR	152,000	2,083,920
Total Brazil		4,386,418
CANADA—1.5%
Energy—1.5%
Enbridge, Inc.(a)	116,600	3,735,864
CHINA—2.2%
Communication Services—0.9%
Tencent Holdings Ltd.	56,700	2,098,395
Financials—0.9%
Ping An Insurance Group Co. of China Ltd., H Shares	435,700	2,210,078
Real Estate—0.4%
China Vanke Co. Ltd., H Shares	1,165,300	1,090,203
Total China		5,398,676
DENMARK—1.4%
Financials—1.4%
Tryg A/S	170,500	3,329,448
EGYPT—0.5%
Energy—0.5%
Energean PLC	125,800	1,302,738
FINLAND—0.6%
Information Technology—0.6%
Nokia OYJ	416,406	1,386,915
FRANCE—6.2%
Consumer Discretionary—0.9%
LVMH Moet Hennessy Louis Vuitton SE	3,200	2,290,977
Consumer Staples—1.7%
Danone SA	49,000	2,915,032
Pernod Ricard SA	6,600	1,172,004
		4,087,036
Energy—1.4%
TotalEnergies SE, ADR(a)	50,900	3,389,940
Industrials—0.5%
Teleperformance SE	11,800	1,357,492
Utilities—1.7%
Engie SA	260,900	4,149,584
Total France		15,275,029
GERMANY—2.5%
Financials—1.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	7,200	2,889,417
Shares or Principal Amount		Value

Utilities—1.3%
RWE AG	81,900	$ 3,133,937
Total Germany		6,023,354
HONG KONG—1.0%
Financials—1.0%
Hong Kong Exchanges & Clearing Ltd.	70,600	2,469,775
JAPAN—1.8%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	319,000	2,676,138
Real Estate—0.7%
GLP J-REIT	2,000	1,791,314
Total Japan		4,467,452
NETHERLANDS—4.3%
Consumer Staples—0.5%
Heineken NV	13,300	1,194,918
Financials—1.1%
ING Groep NV, Series N	209,500	2,685,900
Information Technology—2.7%
ASML Holding NV	4,600	2,765,154
BE Semiconductor Industries NV	39,100	4,039,018
		6,804,172
Total Netherlands		10,684,990
NORWAY—0.9%
Communication Services—0.9%
Telenor ASA	224,700	2,296,972
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	342,000	3,170,720
SPAIN—0.9%
Consumer Discretionary—0.9%
Amadeus IT Group SA	36,660	2,092,289
SWEDEN—0.6%
Industrials—0.6%
Atlas Copco AB, A Shares	105,900	1,371,301
TAIWAN—1.1%
Information Technology—1.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	170,200	2,779,793
UNITED KINGDOM—6.8%
Communication Services—0.8%
Vodafone Group PLC, ADR(a)	208,700	1,928,388
Consumer Discretionary—1.1%
Taylor Wimpey PLC	2,071,592	2,797,980
Energy—0.2%
Capricorn Energy PLC	226,942	430,883
Financials—1.4%
Allfunds Group PLC	177,100	906,420
London Stock Exchange Group PLC	25,700	2,593,002
		3,499,422

See accompanying Notes to Financial Statements.
10	2023 Annual Report

Portfolio of Investments   (continued)
As of October 31, 2023
abrdn Global Dynamic Dividend Fund

Shares or Principal Amount		Value
COMMON STOCKS (continued)
UNITED KINGDOM (continued)
Health Care—2.3%
AstraZeneca PLC, ADR(a)	49,900	$ 3,155,177
Dechra Pharmaceuticals PLC	54,234	2,513,690
		5,668,867
Industrials—1.0%
Melrose Industries PLC	433,033	2,465,591
Total United Kingdom		16,791,131
UNITED STATES—61.5%
Communication Services—2.8%
Alphabet, Inc., Class C(a)(b)	36,000	4,510,800
TKO Group Holdings, Inc.	30,271	2,481,617
		6,992,417
Consumer Discretionary—5.4%
Aptiv PLC(a)(b)	24,400	2,127,680
Genuine Parts Co.(a)	18,600	2,396,796
Las Vegas Sands Corp.	35,400	1,680,084
Lowe's Cos., Inc.(a)	16,100	3,068,177
TJX Cos., Inc. (The)(a)	46,100	4,060,027
		13,332,764
Consumer Staples—5.8%
Coca-Cola Co. (The)(a)	58,700	3,315,963
Keurig Dr Pepper, Inc.	81,100	2,459,763
Mondelez International, Inc., Class A(a)	50,300	3,330,363
Nestle SA	25,210	2,718,614
Target Corp.(a)	21,700	2,404,143
		14,228,846
Energy—1.2%
Williams Cos., Inc. (The)(a)	85,585	2,944,124
Financials—7.6%
Bank of America Corp.(a)	86,500	2,278,410
Blackstone, Inc., Class A	27,354	2,526,142
CME Group, Inc.	13,300	2,839,018
Fidelity National Information Services, Inc.	43,339	2,128,378
Goldman Sachs Group, Inc. (The)	9,500	2,884,295
Huntington Bancshares, Inc.	235,700	2,274,505
JPMorgan Chase & Co.	20,900	2,906,354
MetLife, Inc.	16,000	960,160
		18,797,262
Health Care—10.5%
AbbVie, Inc.(a)	24,212	3,418,250
Baxter International, Inc.	49,700	1,611,771
Bristol-Myers Squibb Co.(a)	42,408	2,185,284
CVS Health Corp.	37,100	2,560,271
Eli Lilly & Co.(a)	6,600	3,655,938
Medtronic PLC(a)	29,000	2,046,240
Merck & Co., Inc.	23,985	2,463,259
Roche Holding AG	8,210	2,115,796
Sanofi SA	30,900	2,805,913
UnitedHealth Group, Inc.(a)	5,592	2,994,852
		25,857,574
Industrials—6.6%
FedEx Corp.(a)	13,500	3,241,350
Shares or Principal Amount		Value

Ferrovial SE	103,000	$ 3,099,892
Norfolk Southern Corp.	11,200	2,136,848
Schneider Electric SE	20,000	3,077,146
Stanley Black & Decker, Inc.	22,800	1,939,140
Waste Management, Inc.	16,500	2,711,445
		16,205,821
Information Technology—12.8%
Amdocs Ltd.	36,500	2,925,840
Analog Devices, Inc.	18,100	2,847,673
Apple, Inc.(a)	54,000	9,221,580
Broadcom, Inc.(a)	5,326	4,481,136
Cisco Systems, Inc.	63,600	3,315,468
Microsoft Corp.(a)	25,626	8,664,407
		31,456,104
Materials—4.0%
Air Products & Chemicals, Inc.	7,900	2,231,276
Linde PLC	9,200	3,514,950
Newmont Corp., CDI(b)	107,160	4,106,487
		9,852,713
Real Estate—1.8%
American Tower Corp., REIT	11,500	2,049,185
Gaming and Leisure Properties, Inc., REIT(a)	53,991	2,450,652
		4,499,837
Utilities—3.0%
CMS Energy Corp.(a)	43,800	2,380,092
FirstEnergy Corp.	59,600	2,121,760
NextEra Energy Partners LP	22,800	617,196
NextEra Energy, Inc.(a)	37,100	2,162,930
		7,281,978
Total United States		151,449,440
Total Common Stocks		240,439,015
CORPORATE BONDS—0.0%
UNITED STATES—0.0%
Diversified Financial Services—0.0%
Fixed Income Pass-Through Trust, Class B, Series 2007-C, 0.00%, 01/15/2087(c)	$500,000	500
Total Corporate Bonds		500
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	75,400	3,010,323
Total Preferred Stocks		3,010,323
SHORT-TERM INVESTMENT—0.6%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(d)	1,616,230	1,616,230
Total Short-Term Investment		1,616,230
Total Investments (Cost $236,488,786)(e)—99.5%		245,066,068
Other Assets in Excess of Liabilities—0.5%		1,152,300
Net Assets—100.0%		$246,218,368

See Notes to Financial Statements.
2023 Annual Report	11

Portfolio of Investments   (concluded)
As of October 31, 2023
abrdn Global Dynamic Dividend Fund

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
EUR	Euro Currency
PLC	Public Limited Company
REIT	Real Estate Investment Trust
USD	U.S. Dollar

At October 31, 2023, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2024	Royal Bank of Canada	USD	20,666,921	EUR	19,400,000	$20,604,104	$62,817

See Notes to Financial Statements.
12	2023 Annual Report

abrdn Total Dynamic Dividend Fund
Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s primary benchmark  for the 1-year, 3-year, 5-year and 10-year periods ended October 31, 2023.
AOD	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	8.01%	7.21%	6.56%	6.98%
Market Price	5.41%	7.91%	6.54%	6.99%
MSCI AC World Index (Net DTR)	10.50%	6.68%	7.47%	6.81%
Performance of a $10,000 Investment for AOD (as of October 31, 2023)
This graph shows the change in value of a hypothetical investment of $10,000 in the Fund for the periods indicated. For comparison, the same investment is shown in the indicated index.
abrdn Investments Limited (the "Adviser")  assumed responsibility for the management of the Fund as investment adviser on May 7, 2018. Performance prior to this date reflects the performance of an unaffiliated investment adviser.
The Adviser entered into a written contract with the Fund to waive fees or limit expenses. This contract may not be terminated before June 30, 2024. Absent such waivers and/or reimbursements, the Fund's returns would be lower. Additionally, abrdn Inc. has entered into an agreement with the Fund to limit investor relations services fees, without which performance would be lower if the Fund's investor services fees exceeded such limit during the relevant period. This agreement aligns with the term of the advisory agreement and may not be terminated prior to the end of the current term of the advisory agreement. See Note 3 in the Notes to Financial Statements.
Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. The Fund’s total investment return is based on the reported NAV as of the financial reporting period end date of October 31, 2023. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.abrdnaod.com or by calling 800-522-5465.
The net operating expense ratio excluding fee waivers based on the fiscal year ended October 31, 2023 was 1.36%. The net operating expense ratio net of fee waivers based on the fiscal year ended October 31, 2023 was 1.27%. The net operating expenses net of fee waivers and excluding interest expense based on the fiscal year ended October 31, 2023 was 1.15%.
2023 Annual Report	13

abrdn Total Dynamic Dividend Fund
Portfolio Summary (as a percentage of net assets) (unaudited)
As of October 31, 2023

The following table summarizes the sector composition of the Fund’s portfolio, in S&P Global Inc.’s Global Industry Classification Standard (“GICS”) Sectors . Industry allocation is shown below for any sector representing more than 25% of net assets.
Sectors-AOD
Information Technology	19.6%
Financials	16.8%
Health Care	12.6%
Industrials	10.1%
Consumer Discretionary	9.0%
Consumer Staples	8.7%
Communication Services	6.4%
Utilities	6.3%
Materials	5.9%
Energy	4.8%
Real Estate	3.3%
Short-Term Investment	0.7%
Liabilities in Excess of Other Assets	(4.2%)
100.0%
The following chart summarizes the composition of the Fund’s portfolio by geographic classification.
Countries-AOD
United States	64.8%
France	7.1%
United Kingdom	5.6%
Netherlands	4.6%
Germany	2.7%
China	2.3%
Other, less than 2% each	16.4%
Short-Term Investment	0.7%
Liabilities in Excess of Other Assets	(4.2%)
100.0%
The following were the Fund’s top ten holdings as of October 31, 2023 :
Top Ten Holdings-AOD
Apple, Inc.	4.1%
Microsoft Corp.	3.6%
Broadcom, Inc.	1.9%
Alphabet, Inc.	1.9%
TotalEnergies SE, ADR	1.8%
BE Semiconductor Industries NV	1.8%
Newmont Corp., CDI	1.7%
TJX Cos., Inc. (The)	1.7%
Engie SA	1.7%
Eli Lilly & Co.	1.7%
14	2023 Annual Report

Portfolio of Investments
As of October 31, 2023
abrdn Total Dynamic Dividend Fund

Shares		Value
COMMON STOCKS—102.3%
AUSTRALIA—0.8%
Materials—0.8%
Rio Tinto PLC, ADR	118,000	$ 7,592,120
BRAZIL—1.9%
Industrials—1.0%
CCR SA	3,650,100	8,673,218
Materials—0.9%
Vale SA, ADR	585,500	8,027,205
Total Brazil		16,700,423
CANADA—1.6%
Energy—1.6%
Enbridge, Inc.	444,600	14,244,984
CHINA—2.3%
Communication Services—0.9%
Tencent Holdings Ltd.	220,200	8,149,323
Financials—0.9%
Ping An Insurance Group Co. of China Ltd., H Shares	1,652,900	8,384,294
Real Estate—0.5%
China Vanke Co. Ltd., H Shares	4,490,800	4,201,394
Total China		20,735,011
DENMARK—1.4%
Financials—1.4%
Tryg A/S	634,900	12,398,045
FINLAND—0.6%
Information Technology—0.6%
Nokia OYJ	1,531,806	5,101,957
FRANCE—7.1%
Consumer Discretionary—1.1%
LVMH Moet Hennessy Louis Vuitton SE	13,550	9,700,856
Consumer Staples—1.9%
Danone SA	203,300	12,094,410
Pernod Ricard SA	30,500	5,416,078
		17,510,488
Energy—1.8%
TotalEnergies SE, ADR(a)	240,300	16,003,980
Industrials—0.6%
Teleperformance SE	44,600	5,130,858
Utilities—1.7%
Engie SA	976,200	15,526,348
Total France		63,872,530
GERMANY—2.7%
Financials—1.2%
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	27,800	11,156,361
Utilities—1.5%
RWE AG	343,400	13,140,340
Total Germany		24,296,701
HONG KONG—1.0%
Financials—1.0%
Hong Kong Exchanges & Clearing Ltd.	266,500	9,322,874
Shares		Value

JAPAN—1.9%
Financials—1.1%
Mitsubishi UFJ Financial Group, Inc.	1,232,700	$ 10,341,302
Real Estate—0.8%
GLP J-REIT	7,600	6,806,993
Total Japan		17,148,295
NETHERLANDS—4.6%
Consumer Staples—0.6%
Heineken NV	62,500	5,615,216
Financials—1.1%
ING Groep NV, Series N	793,700	10,175,651
Information Technology—2.9%
ASML Holding NV	16,800	10,098,823
BE Semiconductor Industries NV	152,800	15,784,194
		25,883,017
Total Netherlands		41,673,884
NORWAY—1.0%
Communication Services—1.0%
Telenor ASA	890,530	9,103,347
SINGAPORE—1.3%
Financials—1.3%
Oversea-Chinese Banking Corp. Ltd.	1,298,471	12,038,269
SPAIN—1.7%
Communication Services—0.8%
Cellnex Telecom SA(b)(c)	241,800	7,107,975
Consumer Discretionary—0.9%
Amadeus IT Group SA	138,600	7,910,292
Total Spain		15,018,267
SWEDEN—0.6%
Industrials—0.6%
Atlas Copco AB, A Shares	404,400	5,236,583
TAIWAN—1.4%
Information Technology—1.4%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	752,000	12,282,045
UNITED KINGDOM—5.6%
Communication Services—0.8%
Vodafone Group PLC, ADR	777,900	7,187,796
Consumer Discretionary—1.2%
Taylor Wimpey PLC	7,944,607	10,730,324
Energy—0.1%
Capricorn Energy PLC	655,111	1,243,825
Financials—1.1%
London Stock Exchange Group PLC	98,400	9,928,071
Health Care—1.3%
AstraZeneca PLC, ADR	192,300	12,159,129
Industrials—1.1%
Melrose Industries PLC	1,664,770	9,478,821
Total United Kingdom		50,727,966

See accompanying Notes to Financial Statements.
2023 Annual Report	15

Portfolio of Investments   (continued)
As of October 31, 2023
abrdn Total Dynamic Dividend Fund

	Shares	Value
COMMON STOCKS (continued)
UNITED STATES—64.8%
Communication Services—2.9%
Alphabet, Inc., Class C(a)(c)	136,200	$ 17,065,860
TKO Group Holdings, Inc.	114,866	9,416,715
		26,482,575
Consumer Discretionary—5.8%
Aptiv PLC(a)(c)	91,100	7,943,920
Genuine Parts Co.	72,500	9,342,350
Las Vegas Sands Corp.	138,600	6,577,956
Lowe's Cos., Inc.(a)	68,000	12,958,760
TJX Cos., Inc. (The)(a)	177,700	15,650,039
		52,473,025
Consumer Staples—6.2%
Coca-Cola Co. (The)	239,400	13,523,706
Keurig Dr Pepper, Inc.	303,500	9,205,155
Mondelez International, Inc., Class A(a)	190,200	12,593,142
Nestle SA	100,300	10,816,224
Target Corp.(a)	85,500	9,472,545
		55,610,772
Energy—1.3%
Williams Cos., Inc. (The)	326,200	11,221,280
Financials—7.7%
Bank of America Corp.(a)	306,700	8,078,478
Blackstone, Inc., Class A	110,000	10,158,500
CME Group, Inc.	50,700	10,822,422
Fidelity National Information Services, Inc.	148,900	7,312,479
Goldman Sachs Group, Inc. (The)	34,800	10,565,628
Huntington Bancshares, Inc.(a)	766,300	7,394,795
JPMorgan Chase & Co.	77,300	10,749,338
MetLife, Inc.	61,900	3,714,619
		68,796,259
Health Care—11.3%
AbbVie, Inc.	91,000	12,847,380
Baxter International, Inc.	157,300	5,101,239
Bristol-Myers Squibb Co.(a)	162,900	8,394,237
CVS Health Corp.	139,300	9,613,093
Eli Lilly & Co.	27,100	15,011,503
Medtronic PLC(a)	118,900	8,389,584
Merck & Co., Inc.	89,100	9,150,570
Roche Holding AG	42,200	10,875,344
Sanofi SA	118,593	10,768,984
UnitedHealth Group, Inc.(a)	21,900	11,728,764
		101,880,698
Industrials—6.8%
FedEx Corp.(a)	51,800	12,437,180
Ferrovial SE	384,314	11,566,330
Norfolk Southern Corp.(a)	39,400	7,517,126
Schneider Electric SE	80,800	12,431,670
Stanley Black & Decker, Inc.	87,400	7,433,370
Waste Management, Inc.	62,100	10,204,893
		61,590,569
Shares		Value

Information Technology—13.5%
Amdocs Ltd.	142,100	$ 11,390,736
Analog Devices, Inc.	68,600	10,792,838
Apple, Inc.(a)	213,600	36,476,472
Broadcom, Inc.(a)	20,800	17,500,496
Cisco Systems, Inc.(a)	245,300	12,787,489
Microsoft Corp.(a)	97,200	32,864,292
		121,812,323
Materials—4.2%
Air Products & Chemicals, Inc.	30,700	8,670,908
Linde PLC	35,700	13,639,534
Newmont Corp., CDI(c)	410,840	15,743,832
		38,054,274
Real Estate—2.0%
American Tower Corp., REIT	46,400	8,268,016
Gaming and Leisure Properties, Inc., REIT	206,800	9,386,652
		17,654,668
Utilities—3.1%
CMS Energy Corp.(a)	156,000	8,477,040
FirstEnergy Corp.(a)	238,000	8,472,800
NextEra Energy Partners LP	84,900	2,298,243
NextEra Energy, Inc.(a)	146,000	8,511,800
		27,759,883
Total United States		583,336,326
Total Common Stocks		920,829,627
PREFERRED STOCKS—1.2%
SOUTH KOREA—1.2%
Information Technology—1.2%
Samsung Electronics Co. Ltd.	288,800	11,530,256
Total Preferred Stocks		11,530,256
SHORT-TERM INVESTMENT—0.7%
State Street Institutional U.S. Government Money Market Fund, Premier Class, 5.30%(d)	6,062,282	6,062,282
Total Short-Term Investment		6,062,282
Total Investments (Cost $825,158,467)(e)—104.2%		938,422,165
Liabilities in Excess of Other Assets—(4.2%)		(38,157,740)
Net Assets—100.0%		$900,264,425

(a)	All or a portion of the security has been designated as collateral for the line of credit.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Non-income producing security.
(d)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2023.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

ADR	American Depositary Receipt
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements.
16	2023 Annual Report

Portfolio of Investments   (concluded)
As of October 31, 2023
abrdn Total Dynamic Dividend Fund

At October 31, 2023, the Fund held the following forward foreign currency contracts:

Sale Contracts Settlement Date	Counterparty	Currency Purchased	Amount Purchased	Currency Sold	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro
01/19/2024	Royal Bank of Canada	USD	78,301,417	EUR	73,500,000	$78,061,941	$239,476

See Notes to Financial Statements.
2023 Annual Report	17

Statement of Assets and Liabilities
October 31, 2023

Assets	abrdn Global Dynamic Dividend Fund	abrdn Total Dynamic Dividend Fund
Investments, at value	$ 243,449,838	$ 932,359,883
Short-term investments, at value	1,616,230	6,062,282
Cash	211,645	746,526
Receivable for investments sold	776,454	3,004,170
Interest and dividends receivable	1,191,150	4,477,122
Unrealized appreciation on forward foreign currency exchange contracts	62,817	239,476
Tax reclaim receivable	1,023,352	4,417,690
Prepaid expenses	4,805	17,590
Other assets	42,701	—
Total assets	248,378,992	951,324,739
Liabilities
Line of credit payable (Note 7)	1,536,822	49,051,955
Due to custodian	225,682	862,565
Investment management fees payable (Note 3)	162,743	659,399
Administration fees payable (Note 3)	16,954	62,004
Investor relations fees payable (Note 3)	11,862	20,768
Interest payable on line of credit	2,280	207,460
Other accrued expenses	204,281	196,163
Total liabilities	2,160,624	51,060,314

Net Assets	$246,218,368	$900,264,425
Cost:
Investments	234,872,556	819,096,185
Short-Term Investments	1,616,230	6,062,282
Composition of Net Assets
Paid-in capital in excess of par	270,690,204	990,459,099
Distributable accumulated loss	(24,471,836)	(90,194,674)
Net Assets	$246,218,368	$900,264,425
Net asset value per share	$9.90	$8.54
Shares issued and outstanding	24,865,081	105,430,999

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
18	2023 Annual Report

Statement of Operations
For the Year Ended October 31, 2023

	abrdn Global Dynamic Dividend Fund	abrdn Total Dynamic Dividend Fund
Net Investment Income
Investment Income:
Dividends	$ 19,652,286	$ 81,099,979
Interest and other income	32,335	8,745
Foreign taxes withheld	(1,744,510)	(7,135,892)
Total investment income	17,940,111	73,972,832
Expenses:
Investment management fee (Note 3)	2,197,909	9,980,478
Administration fee (Note 3)	175,833	782,162
Reports to shareholders and proxy solicitation	95,608	187,540
Investor relations fees and expenses (Note 3)	77,734	251,396
Custodian’s fees and expenses	72,057	86,635
Trustees' fees and expenses	62,254	124,067
Legal fees and expenses	61,276	255,148
Independent auditors’ fees and expenses	46,110	77,610
Transfer agent’s fees and expenses	17,185	16,985
Miscellaneous	118,022	282,093
Total operating expenses, excluding interest expense	2,923,988	12,044,114
Interest expense (Note 7)	12,465	1,254,874
Total operating expenses before reimbursed/waived expenses	2,936,453	13,298,988
Expenses waived (Note 3)	(317,076)	(840,966)
Net expenses	2,619,377	12,458,022

Net Investment Income	15,320,734	61,514,810
Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:
Net realized gain/(loss) from:
Investment transactions	(7,455,131)	(27,107,002)
Forward foreign currency exchange contracts	201,771	(537,447)
Foreign currency transactions	(256,914)	(406,718)
	(7,510,274)	(28,051,167)
Net change in unrealized appreciation/(depreciation) on:
Investments	(968,444)	30,665,131
Forward foreign currency exchange contracts	102,221	595,365
Foreign currency translation	10,400	248,782
	(855,823)	31,509,278
Net realized and unrealized gain (loss) from investments, forward foreign currency exchange contracts and foreign currencies	(8,366,097)	3,458,111
Change in Net Assets Resulting from Operations	$6,954,637	$64,972,921

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
2023 Annual Report	19

Statements of Changes in Net Assets

	abrdn Global Dynamic Dividend Fund		abrdn Total Dynamic Dividend Fund
	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022	For the Year Ended October 31, 2023	For the Year Ended October 31, 2022
Increase/(Decrease) in Net Assets:
Operations:
Net investment income	$15,320,734	$8,590,195	$61,514,810	$66,785,656
Net realized gain from investments, forward foreign currency exchange contracts and foreign currency transactions	(7,510,274)	(1,672,175)	(28,051,167)	(14,762,307)
Net change in unrealized appreciation on investments, forward foreign currency exchange contracts and foreign currency translation	(855,823)	(33,562,796)	31,509,278	(228,759,665)
Net increase in net assets resulting from operations	6,954,637	(26,644,776)	64,972,921	(176,736,316)
Distributions to Shareholders From:
Distributable earnings	(15,666,124)	(9,164,069)	(63,774,379)	(72,747,390)
Return of capital	(526,610)	(624,605)	(8,973,011)	–
Net increase in net assets from distributions	(16,192,734)	(9,788,674)	(72,747,390)	(72,747,390)
Proceeds from shares issued from the reorganization resulting in the addition of 12,315,499, 0, 0 and 0 shares of common stock, respectively (Note 11)	129,362,047	–	–	–
Change in net assets	120,123,950	(36,433,450)	(7,774,469)	(249,483,706)
Net Assets:
Beginning of year	126,094,418	162,527,868	908,038,894	1,157,522,600
End of year	$246,218,368	$126,094,418	$900,264,425	$908,038,894

Amounts listed as “–” are $0 or round to $0.
See Notes to Financial Statements.
20	2023 Annual Report

Financial Highlights

abrdn Global Dynamic Dividend Fund
	For the Fiscal Years Ended October 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$10.05	$12.95	$10.16	$11.14	$10.80
Net investment income	0.75	0.68	0.82	0.70	0.76
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	(0.12)	(2.80)	2.75	(0.90)	0.36
Total from investment operations	0.63	(2.12)	3.57	(0.20)	1.12
Distributions to common shareholders from:
Net investment income	(0.75)	(0.73)	(0.78)	(0.76)	(0.78)
Return of capital	(0.03)	(0.05)	–	(0.02)	–
Total distributions	(0.78)	(0.78)	(0.78)	(0.78)	(0.78)
Net asset value, end of year	$9.90	$10.05	$12.95	$10.16	$11.14
Market price, end of year	$8.40	$8.92	$12.01	$8.58	$9.78
Total Investment Return Based on(b):
Market price	2.29%	(19.88%)	49.84%	(4.43%)	14.71%
Net asset value	7.00%	(16.28%)	36.44%	(0.65%)	11.91%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$246,218	$126,094	$162,528	$127,512	$139,776
Average net assets applicable to common shareholders (000 omitted)	$219,791	$146,601	$157,694	$132,667	$134,835
Net operating expenses, net of fee waivers	1.19%	1.18%	1.18%	1.18%	1.21%
Net operating expenses, excluding fee waivers	1.34%	1.37%	1.31%	1.36%	1.34%
Net operating expenses, net of fee waivers and excluding interest expense	1.19%	1.16%	1.17%	1.17%	1.16%
Net Investment income	6.97%	5.86%	6.56%	6.59%	7.06%
Portfolio turnover	78%(c)	81%	71%	105%	119%
Line of credit payable outstanding (000 omitted)	$1,537	$–	$311	$–	$211
Asset coverage ratio on revolving credit facility at year end(d)	16,121%	–	52,338%	–	66,335%
Asset coverage per $1,000 on line of credit payable at year end	$161,213	$–	$523,384	$–	$663,350

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The portfolio turnover calculation excludes $100,050,254 and $90,865,012 of proceeds received and cost of investments related to rebalancing the portfolio after the fund reorganization which occurred on March 10, 2023.
(d)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.

Amounts listed as “–” are $0 or round to $0.
2023 Annual Report	21

Financial Highlights

abrdn Total Dynamic Dividend Fund
	For the Fiscal Years Ended October 31,
	2023	2022	2021	2020	2019
PER SHARE OPERATING PERFORMANCE(a):
Net asset value, beginning of year	$8.61	$10.98	$8.76	$9.56	$9.33
Net investment income	0.58	0.63	0.66	0.63	0.64
Net realized and unrealized gains/(losses) on investments, forward foreign currency exchange contracts and foreign currency transactions	0.04	(2.31)	2.25	(0.74)	0.27
Total from investment operations	0.62	(1.68)	2.91	(0.11)	0.91
Distributions to common shareholders from:
Net investment income	(0.60)	(0.69)	(0.69)	(0.67)	(0.65)
Return of capital	(0.09)	–	–	(0.02)	(0.04)
Total distributions	(0.69)	(0.69)	(0.69)	(0.69)	(0.69)
Capital Share Transactions:
Anti-Dilutive effect of share repurchase program	–	–	–	–	0.01
Net asset value, end of year	$8.54	$8.61	$10.98	$8.76	$9.56
Market price, end of year	$7.26	$7.50	$10.05	$7.31	$8.44
Total Investment Return Based on(b):
Market price	5.41%	(19.25%)	47.64%	(5.47%)	15.55%
Net asset value	8.01%	(15.15%)	34.60%(c)	0.00%(c)	11.39%
Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of year (000 omitted)	$900,264	$908,039	$1,157,523	$924,011	$1,007,850
Average net assets applicable to common shareholders (000 omitted)	$977,703	$1,049,849	$1,129,413	$964,667	$981,093
Net operating expenses, net of fee waivers	1.27%	1.16%	1.16%	1.15%	1.22%
Net operating expenses, excluding fee waivers	1.36%	1.21%	1.20%	1.18%	1.24%
Net operating expenses, net of fee waivers and excluding interest expense	1.15%	1.14%	1.14%	1.14%	1.18%
Net Investment income	6.29%	6.36%	6.14%	6.93%	6.94%
Portfolio turnover	79%	83%	72%	115%	135%
Line of credit payable outstanding (000 omitted)	$49,052	$12,250	$4,092	$–	$–
Asset coverage ratio on line of credit payable at year end(d)	1,935%	7,512%	28,385%	–	–
Asset coverage per $1,000 on line of credit payable at year end	$19,353	$75,124	$283,852	$–	$–

(a)	Based on average shares outstanding.
(b)	Total investment return is calculated assuming a purchase of common stock on the first day and a sale on the last day of each reporting period. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, for investment purposes by the amount of the Line of Credit.

Amounts listed as “–” are $0 or round to $0.
22	2023 Annual Report

Notes to Financial Statements
October 31, 2023

1.  Organization
abrdn Global Dynamic Dividend Fund ("AGD") and abrdn Global Total Dynamic Dividend Fund ("AOD") (collectively, the “Funds" and each a "Fund") are diversified, closed-end management investment companies. AGD and AOD were organized as a Delaware statutory trusts on May 11, 2006 and October 27, 2006, and commenced operations on July 26, 2006 and January 26, 2007, respectively. The primary investment objective for AGD is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rates created by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The primary investment objective for AOD is to seek high current dividend income. The Funds also focus on long-term growth of capital as a secondary investment objective. The Board of Trustees of each Fund (each a "Board" and collectively, the "Boards") authorized an unlimited number of shares with no par value.
On March 10, 2023, AGD acquired the assets and assumed the liabilities of Delaware Enhanced Global Dividend and Income Fund ("DEX") and Delaware Investments® Dividend and Income Fund, Inc. ("DDF") pursuant to plans of Reorganization approved by the Board of AGD on August 11, 2022 ("Reorganizations"). In the Reorganizations, common shareholders of DEX and DDF received an amount of AGD common shares with a net asset value equal to the aggregate net asset value of their holdings of DEX and DDF common shares, as determined at the close of regular business on March 10, 2023. Any applicable fractional shares were paid as cash-in-lieu to the applicable holder. The Reorganizations were each structured as a tax-free transaction. The Fund is considered the tax survivor and accounting survivor of the Reorganizations.
The following is a summary of the net asset value (“NAV”) per share issued as of March 10, 2023.
Acquired Fund	AGD NAV per Share ($) March 10, 2023	Conversion Ratio	Shares Issued
Delaware Enhanced Global Dividend and Income Fund (“DEX”)	10.5040	0.835659	6,212,854
Delaware Investments® Dividend and Income Fund, Inc. (“DDF”)	10.5040	0.801802	6,102,645
2.  Summary of Significant Accounting Policies
The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles ("GAAP") in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency.
a.  Security Valuation:
The Funds value their securities at current market value or fair value, consistent with regulatory requirements. "Fair value" is defined in the Funds' Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date. Pursuant to Rule 2a-5 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Board designated abrdn Investments Limited (the "Adviser") as the valuation designee ("Valuation Designee") for the Funds to perform the fair value determinations relating to Fund investments for which market quotations are not readily available or deemed unreliable.
In accordance with the authoritative guidance on fair value measurements and disclosures under U.S. GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information

2023 Annual Report	23

Notes to Financial Statements  (continued)
October 31, 2023

available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.
Open-end mutual funds are valued at the respective NAV as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time (defined below). A security using any of these pricing methodologies is generally determined to be a Level 1 investment.
Equity securities that are traded on an exchange are valued at the last quoted sale price or the official close price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.
Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider. These valuation factors are used when pricing a Fund's portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is generally determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold.
Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter and centrally cleared derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). Exchange-traded options are valued at the last quoted sales price. In the absence of a sales price, options are valued at the mean of the bid/ask price quoted at the close on the exchange on which the options trade. When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.
Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share NAV. Generally, these investment types are categorized as Level 1 investments.
In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closes before the Valuation Time), the security is valued at fair value as determined by the Valuation Designee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the  Adviser may be classified as Level 2 or Level 3 depending on the nature of the inputs.
The three-level hierarchy of inputs is summarized below:
Level 1 - quoted prices (unadjusted) in active markets for identical investments;
Level 2 - other significant observable inputs (including valuation factors, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk, etc.); or
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

24	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

A summary of standard inputs is listed below:
Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.
Forward foreign currency contracts	Forward exchange rate quotations.
The following is a summary of the inputs used as of October 31, 2023 in valuing the Funds' investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:
	abrdn Global Dynamic Dividend Fund
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
abrdn Global Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$154,042,364	$86,396,651	$–	$240,439,015
Corporate Bonds	–	500	–	500
Preferred Stocks	–	3,010,323	–	3,010,323
Short-Term Investment	1,616,230	–	–	1,616,230
Total Investments	$155,658,594	$89,407,474	$–	$245,066,068
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$62,817	$–	$62,817
Total Investment Assets	$155,658,594	$89,470,291	$–	$245,128,885
Amounts listed as “–” are $0 or round to $0.
	abrdn Total Dynamic Dividend Fund
Investments, at Value	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 – Significant Unobservable Inputs	Total
abrdn Total Dynamic Dividend Fund
Assets
Investments in Securities
Common Stocks	$587,126,672	$333,702,955	$–	$920,829,627
Preferred Stocks	–	11,530,256	–	11,530,256
Short-Term Investment	6,062,282	–	–	6,062,282
Total Investments	$593,188,954	$345,233,211	$–	$938,422,165
Other Financial Instruments
Foreign Currency Exchange Contracts	$–	$239,476	$–	$239,476
Total Investment Assets	$593,188,954	$345,472,687	$–	$938,661,641
Amounts listed as “–” are $0 or round to $0.
For the fiscal year ended October 31, 2023, there were no significant changes to the fair valuation methodologies.
2023 Annual Report	25

Notes to Financial Statements  (continued)
October 31, 2023

b.  Restricted Securities:
Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the "1933 Act"). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.
c.  Foreign Currency Translation:
Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board.
Foreign currency amounts are translated into U.S. Dollars on the following basis:
(i) market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and
(ii) purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.
The Funds do not isolate that portion of gains and losses on investments in equity securities due to changes in the foreign exchange rates from the portion due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.
The Funds report certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.
Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.
Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Funds' books and the U.S. Dollar equivalent of the amounts actually received.
Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Funds' investments denominated in that foreign currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.
d.  Derivative Financial Instruments:
The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.
Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund's currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to a particular benchmark or index. The use of forward contracts allows for the separation of investment decision-making between foreign exchange holdings and their currencies.
The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts' prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the fiscal year ended October 31, 2023, the Funds used forward contracts to hedge their currency exposure.
While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from

26	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be an imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.
Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments:
The Funds may use derivatives for various purposes as noted above. The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
abrdn Global Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$62,817	$–	$–	$–	$–	$62,817
Total	$–	$62,817	$–	$–	$–	$–	$62,817
Amounts listed as “–” are $0 or round to $0.
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other	Total
abrdn Total Dynamic Dividend Fund
Assets:
Unrealized appreciation on:
Forward Foreign Currency Exchange Contracts	$–	$239,476	$–	$–	$–	$–	$239,476
Total	$–	$239,476	$–	$–	$–	$–	$239,476
Amounts listed as “–” are $0 or round to $0.
The Funds have transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2023 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:
2023 Annual Report	27

Notes to Financial Statements  (continued)
October 31, 2023

abrdn Global Dynamic Dividend Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Royal Bank of Canada	$62,817	$–	$–	$62,817	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

abrdn Total Dynamic Dividend Fund
		Gross Amounts Not Offset in the Statement of Assets and Liabilities				Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Received(1)	Net Amount(2)	Gross Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged(1)	Net Amount(2)
Description	Assets				Liabilities
Foreign Currency Exchange Contracts(3)
Royal Bank of Canada	$239,476	$–	$–	$239,476	$–	$–	$–	$–
Amounts listed as “–” are $0 or round to $0.
(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
(3)	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.
28	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

The effect of derivative instruments on the Statements of Operations for the fiscal year ended October 31, 2023:
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Global Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$201,771	$–	$–	$–	$201,771
Total	$–	$201,771	$–	$–	$–	$201,771
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$102,221	$–	$–	$–	$102,221
Total	$–	$102,221	$–	$–	$–	$102,221
Amounts listed as “–” are $0 or round to $0.
	Risk Exposure Category
	Interest Rate Contracts	Foreign Currency Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Total
abrdn Total Dynamic Dividend Fund
Realized Gain/(Loss) on Derivatives Recognized as a Result of Operations:
Net realized gain/(loss) on:
Forward Currency Contracts	$–	$(537,447)	$–	$–	$–	$(537,447)
Total	$–	$(537,447)	$–	$–	$–	$(537,447)
Net Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation/(depreciation) of:
Forward Currency Contracts	$–	$595,365	$–	$–	$–	$595,365
Total	$–	$595,365	$–	$–	$–	$595,365
Amounts listed as “–” are $0 or round to $0.
Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2023. The tables below summarize the weighted average values of derivatives holdings for the Funds during the fiscal year ended October 31, 2023.
Derivative held in AGD	Average Notional Value
Foreign Currency Contracts Sold	$17,084,620

Derivative held in AOD	Average Notional Value
Foreign Currency Contracts Sold	$75,550,527
The Funds value derivatives at fair value, as described in the Statements of Operations. Accordingly, the Funds do not follow hedge accounting even for derivatives employed as economic hedges.
e.  Security Transactions, Investment Income and Expenses:
Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis.
Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

2023 Annual Report	29

Notes to Financial Statements  (continued)
October 31, 2023

f.  Distributions:
The Funds intend to make regular monthly distributions of net investment income to holders of common shares. The Funds expect to pay their common shareholders annually all or substantially all of their investment company taxable income. In addition, at least annually, the Funds intend to distribute all or substantially all of their net capital gains, if any.
Distributions from net realized gains for book purposes may include short-term capital gains which are ordinary income for tax purposes. Distributions to common shareholders are recorded on the ex-dividend date.
Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book-tax” differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment. Temporary differences do not require reclassification. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes they are reported to shareholders as return of capital.
g.  Federal Income Taxes:
Each Fund intends to continue to qualify as a “regulated investment company” ("RIC") by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.
The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds' U.S. federal and state tax returns for each of the most recent four fiscal years up to the most recent fiscal year ended October 31, 2023 are subject to such review.
h.  Foreign Withholding Tax:
Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes and are recorded on the Statements of Operations. The Funds file for tax reclaims for the refund of such withholding taxes according to tax treaties. Tax reclaims that are deemed collectible are booked as tax reclaim receivable on the Statements of Assets and Liabilities. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.
In addition, when the Funds sell securities within certain countries in which they invest, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Funds accrue deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued, if any, is reported on the Statements of Assets and Liabilities.
3.  Agreements and Transactions with Affiliates
a.  Investment Adviser:
abrdn Investments Limited serves as the Funds' investment adviser (the "Adviser") pursuant to investment advisory agreements (the “Advisory Agreements”) with the Funds. The Adviser is a wholly-owned indirect subsidiary of abrdn plc. In rendering advisory services, the Adviser may use the resources of investment advisor subsidiaries of abrdn plc. These affiliates have entered into procedures pursuant to which investment professionals from affiliates may render portfolio management and research services as associated persons of the Adviser.
As compensation for its services to AGD, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily net assets, computed daily and payable monthly.  For the fiscal year ended October 31, 2023, AGD paid the Adviser $2,197,909.
As compensation for its services to AOD, the Adviser receives an annual investment advisory fee of 1.00% based on the Fund’s average daily managed assets, computed daily and payable monthly. During the fiscal year ended October 31, 2023, AOD paid the Adviser $9,980,478. “Managed Assets” means total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.
Effective May 4, 2018, the Adviser entered into a written contract (the “Expense Limitation Agreement”) with the Funds that is effective through June 30, 2024. The Expense Limitation Agreement limits the total ordinary operating expenses of the Funds (excluding any leverage costs, interest, taxes, brokerage commissions, and any non-routine expenses) from exceeding 1.16% and 1.14% of the average daily net assets of AGD and AOD, respectively, on an annualized basis. The total

30	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

amount of the waiver for the fiscal year ended October 31, 2023 pursuant to the Expense Limitation Agreement was $317,076 and $840,966 for AGD and AOD, respectivley.
The Adviser may request and receive reimbursement from the Funds of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Funds to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Adviser is not permitted.
As of October 31, 2023, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to the Adviser from the Funds, based on expenses reimbursed by the Adviser, including adjustments described above, would be:
AGD
Amount Fiscal Year 2021 (Expires 10/31/24)	$209,854
Amount Fiscal Year 2022 (Expires 10/31/25)	$281,603
Amount Fiscal Year 2023 (Expires 10/31/26)	$317,076
Total*	$808,533

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
AOD
Amount Fiscal Year 2021 (Expires 10/31/24)	$491,643
Amount Fiscal Year 2022 (Expires 10/31/25)	$593,179
Amount Fiscal Year 2023 (Expires 10/31/26)	$840,966
Total*	$1,925,788

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
b.  Fund Administrator:
abrdn Inc., an affiliate of the Adviser, is the Funds' Administrator. Pursuant to the Administration Agreement, abrdn Inc. receives a fee paid by each Fund, at an annual fee rate of 0.08% of the Fund’s average daily net assets. State Street Bank and Trust Company serves as AGD's Sub-Administrator. For the fiscal year ended October 31, 2023, abrdn Inc. earned $175,833 and $782,162 from AGD and AOD, respectively from the Fund for administration services.
c.  Investor Relations:
Under the terms of the Investor Relations Services Agreement, abrdn Inc. provides and/or engages third parties to provide investor relations services to the Funds and certain other funds advised by the Adviser or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, each Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, Investor Relations Services fees are limited by abrdn Inc. so that each Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of each Fund’s average weekly net assets and each Fund’s Portion is paid for by abrdn Inc.
During the fiscal year ended October 31, 2023, AGD and AOD incurred investor relations fees of approximately $77,734 and $251,396, respectively. For the fiscal year ended October 31, 2023,  abrdn Inc. did not contribute to the investor relations fees for the Funds because the Funds' contribution was below 0.05% of the Funds average weekly net assets on an annual basis.
4.  Investment Transactions
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were $271,844,365 and $265,152,410, respectively for AGD.
Purchases and sales of investment securities (excluding short-term securities) for the fiscal year ended October 31, 2023, were $791,696,217 and $780,862,476, respectively for AOD.
5.  Capital
As of October 31, 2023, there were 24,865,081 and 105,430,999 shares of common stock issued and outstanding of AGD and AOD, respectively.
6.  Open Market Repurchase Policy
The Boards approved an open market repurchase and discount management policy (the “Program”). The Program allows each Fund to purchase, in the open market, its outstanding common shares, with the amount and timing of any repurchase determined at the discretion of the Fund’s investment adviser. Such purchases may be made opportunistically at certain discounts to net asset value per share in the reasonable judgment of management based on historical discount levels and current market conditions.
On a quarterly basis, the Boards will receive information on any transactions made pursuant to this policy during the prior quarter and management will post the number of shares repurchased on each Fund’s website on a monthly basis.  Under the terms of the Program, each Fund is permitted to repurchase up to 10% of its outstanding shares of common stock in the open market during any 12 month period.

2023 Annual Report	31

Notes to Financial Statements  (continued)
October 31, 2023

For the fiscal year ended October 31, 2023, the Funds did not repurchase any shares through this program.
7.  Line of Credit
Each Fund has entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. (“BNPP PB”).
AGD is allowed borrow on an uncommitted and secured basis. The BNPP PB facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to the BNPP PB facility. The Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act, as amended, of the total assets for extraordinary or emergency purposes, which is generally, 33.33% of total assets, but may exceed that under certain market conditions. Additionally, the Fund is permitted to borrow up to 10% of the total assets for investment purposes.
AOD is allowed to borrow on a secured and committed basis. The maximum commitment amount is $300,000,000 however, the Fund may borrow up to 33.33% of its total assets on an uncommitted basis. The BNPP PB facility provides a secured, committed line of credit for the Fund where certain Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB.
The interest on the BNPP PB for both Funds on amounts borrowed are charged at a variable rate, which may be based on the Secured Overnight Financing Rate (“SOFR”) plus a spread. On October 31, 2023, the amount drawn on the line of credit was $1,536,822 and $49,051,955 for AGD and AOD, respectively. Either BNPP PB or the Funds may terminate this agreement upon delivery of written notice. During the fiscal year ended October 31, 2023, the borrowing activity for the Funds was as follows:
Fund	Max Borrowing	Average Borrowing	Average interest rate on Borrowing	Interest expense related to Line of Credit
AGD	$5,155,816	$1,486,562	5.73%	$12,465
AOD	$60,553,874	$21,767,067	5.80%	$1,254,874

8.  Portfolio Investment Risks
a.  Dividend Strategy Risk:
There is no guarantee that the issuers of the stocks held by the Funds will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Funds' emphasis on dividend paying stocks could cause the Funds to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Funds may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.
b.  Emerging Markets Risk:
The Funds are subject to emerging market risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).
c.  Equity Securities Risk:
The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common shareholders' claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.
d.  Foreign Currency Exposure Risk:
The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Funds more greatly to the extent the Funds do not hedge their currency risk, or hedging techniques used by the Adviser are unsuccessful.
e.  Foreign Securities Risk:
Foreign countries in which the Funds may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Funds' investments may decline because of factors such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. To the extent the Funds focus their investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

32	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

f.  Issuer Risk
The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services. In an increasingly interconnected financial market, the adverse changes in the financial conditions of one issuer may negatively affect other issuers.
g.  Leverage Risk:
The Funds may use leverage to purchase securities. Increases and decreases in the value of the Funds' portfolio will be magnified when the Funds use leverage.
h.  Management Risk:
The Funds are subject to the risk that the Adviser may make poor security selections. The Adviser, and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Funds and there can be no guarantee that these decisions will achieve the desired results for the Funds. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.
i.  Market Events Risk:
Markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, the fluctuation of other stock markets around the world, and financial, economic and other global market developments and disruptions, such as those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies and natural/environmental disasters. Such events can negatively impact the securities markets and cause the Fund to lose value.
Policy and legislative changes in countries around the world are affecting many aspects of financial regulation, and governmental and quasi-governmental authorities and regulators throughout the world have previously responded to serious economic disruptions with a variety of significant fiscal and monetary policy changes.
The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time. In addition, economies and financial markets throughout the world are becoming increasingly interconnected. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to countries or sectors experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected by such events.
j.  Mid-Cap Securities Risk
Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.
k.  Non-U.S. Taxation Risk
Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, which will reduce the return on those investments. Tax treaties between certain countries and the United States may reduce or eliminate such taxes.
If, at the close of its taxable year, more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations, including for this purpose foreign governments, the Fund will be permitted to make an election under the Code that will allow shareholders a deduction or credit for foreign taxes paid by the Fund. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of such foreign taxes is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. If a Fund does not qualify for or chooses not to make such an election, shareholders will not be entitled separately to claim a credit or deduction for U.S. federal income tax purposes with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Even if a Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the Fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.
l.  Portfolio Turnover Risk:
The Funds may engage in active and frequent trading of portfolio securities to achieve their investment objectives. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.
m.  Qualified Dividend Income Tax Risk
Favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.
n.  Sector Risk:
To the extent that the Funds have a significant portion of their assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Funds may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a

2023 Annual Report	33

Notes to Financial Statements  (continued)
October 31, 2023

greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
o.  Small-Cap Securities Risk
Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.
p.  Valuation Risk:
The price that the Funds could receive upon the sale of any particular portfolio investment may differ from the Funds' valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Funds, and the Funds could realize a greater than expected loss or lower than expected gain upon the sale of the investment. The Funds' ability to value their investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
9.  Contingencies
In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, the Funds expect the risk of loss from such claims to be remote.

10.  Tax Information
The U.S. federal income tax basis of the Funds' investments (including derivatives, if applicable) and the net unrealized appreciation as of October 31, 2023, were as follows:
Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
abrdn Global Dynamic Dividend Fund	$238,857,748	$35,422,859	$(29,214,539)	$6,208,320
abrdn Total Dynamic Dividend Fund	840,597,331	221,313,326	(123,488,492)	97,824,834
The tax character of distributions paid during the fiscal year ended October 31, 2023 was as follows:
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total tax character of distributions
abrdn Global Dynamic Dividend Fund	$15,666,124	$–	$526,610	$16,192,734
abrdn Total Dynamic Dividend Fund	63,774,379	–	8,973,011	72,747,390
Amounts listed as “–” are $0 or round to $0.
34	2023 Annual Report

Notes to Financial Statements  (continued)
October 31, 2023

The tax character of distributions paid during the fiscal year ended October 31, 2022 was as follows:
Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Return of Capital	Total tax character of distributions
abrdn Global Dynamic Dividend Fund	$9,164,069	$–	$624,605	$9,788,674
abrdn Total Dynamic Dividend Fund	72,747,390	–	–	72,747,390
Amounts listed as “–” are $0 or round to $0.
As of October 31, 2023, the components of accumulated earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Capital loss carryforward*	Other currency gains	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)**	Total Accumulated Earnings/(losses) - net
abrdn Global Dynamic Dividend Fund	$-	$-	$(30,653,718)	$-	$(26,438)	$6,208,320	$(24,471,836)
abrdn Total Dynamic Dividend Fund	-	-	(188,126,550)	-	107,042	97,824,834	(90,194,674)
Amounts listed as “–” are $0 or round to $0.
*	On October 31, 2023, the Funds had net capital loss carryforwards which will be available to offset like amounts of any future taxable gains. The Funds are permitted to carry forward capital losses for an unlimited period, and capital losses that are carried forward will retain their character as either short-term or long-term capital losses.
**	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable to the tax deferral of wash sales and corporate actions.
The breakdown of capital loss carryforwards as of October 31, 2023  for the Funds are as follows:
Fund	Amounts	Expires
abrdn Global Dynamic Dividend Fund	$25,767,768	Unlimited (Short—Term)
abrdn Global Dynamic Dividend Fund	4,885,950	Unlimited (Long—Term)
abrdn Total Dynamic Dividend Fund	188,126,550	Unlimited (Short—Term)
GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gains and losses, passive foreign investment company gains and losses, REIT Investments, corporate actions and merger transactions. These reclassifications have no effect on net assets or NAVs per share.
Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
abrdn Global Dynamic Dividend Fund	$8,891,820	$(8,891,820)
abrdn Total Dynamic Dividend Fund	(4,156,063)	4,156,063
Amounts listed as “–” are $0 or round to $0.
11.  Fund Reorganization
Effective March 10, 2023, AGD acquired all of the assets and assumed all of the liabilities of the Delaware Enhanced Global Dividend and Income Fund and Delaware Investments® Dividend and Income Fund, Inc. (the “Acquired Funds”) pursuant to plans of reorganization approved by the AGD Board of Directors on August 11, 2022.
The acquisition was accomplished by a tax-free exchange as follows:
2023 Annual Report	35

Notes to Financial Statements  (continued)
October 31, 2023

15,045,838 shares of the Acquired Funds, fair valued at $129,362,047 (breakout by Acquired Fund is listed below) for 12,315,499 shares of AGD.
The investment portfolio and cash of the Acquired Funds, with a fair value of $128,538,930 and identified cost of $128,260,156 were the principal assets acquired by AGD. For financial reporting purposes, assets received and shares issued by AGD were recorded at value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of AGD's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the reorganization, the investment portfolio and cash of AGD was $134,563,276.
Assuming that the reorganizations had been completed on November 1, 2022, AGD's pro forma results of operations for the year ended October 31, 2023 are as follows:

Net investment income	$15,776,428
Net realized and unrealized loss from investments	(130,691)
Net increase in net assets from operations	15,645,737
Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Statement of Operations since March 10, 2023.
The chart below shows a summary of net assets and shares outstanding, before and after the reorganizations.
	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
Before Reorganization
Delaware Enhanced Global Dividend and Income Fund	7,434,680	$ 65,259,860	$ 8.78	$ (2,610,551)	$ (17,659,389)
Delaware Investments® Dividend and Income Fund, Inc.	7,611,158	64,102,187	8.42	2,889,325	48,264,144
abrdn Global Dynamic Dividend Fund	12,549,582	131,820,591	10.50	15,599,066	(22,032,091)
Total		$261,182,638		$ 15,877,840	$ 8,572,664

	Shares Outstanding	Net Assets	Net Asset Value Per Share	Net Unrealized Appreciation (Depreciation)	Accumulated Net Realized Gain/(Loss)
After Reorganization
abrdn Global Dynamic Dividend Fund	24,865,081	$261,182,638	$10.50	$15,877,840	$8,572,664
12.  Subsequent Events
Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2023, other than as noted below.
On November 9, 2023 and December 11, 2023, AGD and AOD announced that they will pay on November 30, 2023 and January 10, 2024, respectively, a distribution per share to all shareholders of record as of November 22, 2023 and December 29, 2023, respectively. AGD and AOD will pay a distribution of $0.065 and $0.0575 per share, respectively.
On October 23, 2023, the Board of Trustees of AOD announced the proposed reorganization of another closed-end fund, the First Trust Specialty Finance and Financial Opportunities Fund (“FGB” or the “Target Fund”), into AOD, subject to the receipt of necessary shareholder approvals of the Target Fund (the "Reorganization"). AOD would serve as the acquiring fund.
If the Reorganization is completed, shareholders of AOD will experience an increase in the assets under management. There are no proposed changes to the current objectives or policies of AOD as a result of the proposed Reorganization. The AOD Board believes that the Reorganization is in the best interest of AOD's shareholders, recognizing the strategic objective of creating scale for the benefit of shareholders. The Reorganization is intended to be treated as a tax-free reorganization for U.S. federal income tax purposes.
Shareholders of AOD are not required to vote on the issuance of shares in connection with the Reorganization. It is currently expected that the Reorganization will be completed in the first quarter of 2024 subject to approval of the Reorganization by shareholders of the Target Fund and the satisfaction of customary closing conditions.

36	2023 Annual Report

Notes to Financial Statements  (concluded)
October 31, 2023

Shareholders or FGB will be asked to vote on the Reorganization of their fund into AOD at a special meeting currently targeted for February 2024.
2023 Annual Report	37

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund:
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund (each, a Fund and collectively, the Funds), including the portfolios of investments, as of October 31, 2023, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2023, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.
We have served as the auditor of one or more abrdn investment companies since 2009.
Philadelphia, Pennsylvania
December 28, 2023
38	2023 Annual Report

Federal Tax Information: Dividends and Distributions  (Unaudited)

Designation Requirements
Of the distributions paid by the Funds from ordinary income for the year ended October 31, 2023, the following percentages met the requirements to be treated as qualifying for the corporate dividends received deduction and qualified dividend income, respectively.
AGD:
Dividends Received Deduction 16.67%
Qualified Dividend Income 59.08%
AOD:
Dividends Received Deduction 22.20%
Qualified Dividend Income 51.29%
The above amounts are based on the best available information at this time. In early 2024, the Funds will notify applicable shareholders of final amounts for use in preparing 2023 U.S. federal income tax forms.
2023 Annual Report	39

Supplemental Information (Unaudited)

Shareholder Meeting Results
A Special Meeting of Shareholders of AGD was held on November 9, 2022. The description of the proposal and number of shares voted at the meeting are as follows:
To approve the issuance of additional common shares of beneficial interest of AGD in connection with the reorganization of Delaware Enhanced Global Dividend and Income Fund (“DEX”) and Delaware Investments® Dividend and Income Fund (“DDF”), each another closed-end fund, with and into AGD.
Votes For	Votes Against/ Withheld	Votes Abstained
6,515,118	594,880	231,261
The Annual Meeting of AGD Shareholders was held on May 25, 2023. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class III Trustee to the Board of Trustees:
	Votes For	Votes Against/ Withheld
Nancy Yao	16,990,343	1,963,612
Stephen Bird	17,208,832	1,745,123
The Annual Meeting of AOD Shareholders was held on May 25, 2023. The description of the proposal and number of shares voted at the meeting are as follows:
To elect two Class III Trustee to the Board of Trustees:
	Votes For	Votes Against/ Withheld
Nancy Yao	75,140,466	11,978,073
Stephen Bird	80,745,035	6,373,505
Boards of Trustees’ Consideration of Advisory Agreements
At a regularly scheduled quarterly meeting (the “Quarterly Meeting”) of the Boards of Trustees (each, a “Board” or “Trustees” and together, the “Boards”) of abrdn Total Dynamic Dividend Fund (“AOD”) and abrdn Global Dynamic Dividend Fund (“AGD” and, together with AOD, the “Funds” and each, a “Fund”) held on June 13, 2023, each Board, including a majority of the Trustees who are not considered to be “interested persons” of the Fund (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the respective Fund’s investment advisory agreement (each, an “Advisory Agreement” and together, the ”Advisory Agreements”) with abrdn Investments Limited (the “Adviser” or “aIL”). In addition, the Independent Trustees of each Fund held separate telephonic meetings on June 7, 2023 and separate in-person meetings on June 12, 2023 (together with the in-person Quarterly Meeting held on June 13, 2023, the “Meetings”) to review the materials provided and the relevant legal considerations.
In connection with their consideration of whether to approve the continuation of each Fund’s Advisory Agreement, the Board members received and reviewed a variety of information provided by the Adviser relating to the respective Fund, the Advisory Agreements and the Adviser, including information regarding the nature, extent and quality of services provided by the Adviser under each Advisory Agreement, comparative performance, fee and expense information of a peer group of funds (the “Peer Group”) selected by Institutional Shareholder Services Inc. (“ISS”), an independent third-party provider of investment company data and other performance information for relevant benchmark indices. The materials provided to the Boards generally included, among other items: (i) information on the Fund's respective advisory fees and other expenses, including information comparing the Funds' expenses to those of the Peer Group and information about any applicable expense limitations; (ii) information about the profitability of each Advisory Agreement to the Adviser; (iii) information on the investment performance of each Fund and the performance of the Peer Group and the Funds' performance benchmark; (iv) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (v) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Boards in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law.
40	2023 Annual Report

Supplemental Information (Unaudited)  (continued)

The Boards, including each Fund’s Independent Trustees, also considered other matters such as: (i) the Adviser’s investment personnel and operations, (ii) the Adviser’s financial condition and stability, (iii) the resources devoted by the Adviser to the Funds, (iv) each Fund’s investment objective and strategy, (v) the Adviser’s record of compliance with each Fund’s investment policies and restrictions, policies on personal securities transactions and other compliance policies, (vi) possible conflicts of interest, and (vii) the allocation of each Fund’s brokerage, and the use, if any, of “soft” commission dollars to pay the Fund’s expenses and to pay for research and other similar services. Throughout the process, the Boards had the opportunity to ask questions of and request additional information from the Adviser.
The Boards also noted that in addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of each Advisory Agreement, the Trustees received and reviewed materials in advance of each regular quarterly meeting of the Boards that contained information about the Funds’ investment performance and information relating to the services provided by the Adviser.
The Independent Trustees were advised by separate independent legal counsel throughout the process and consulted in executive sessions with their independent legal counsel regarding their consideration of the renewal of the Advisory Agreements. In considering whether to approve the continuation of each Advisory Agreement, the Boards, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by each Board, including the Independent Trustees, in connection with its approval of the continuation of the respective Advisory Agreement included the factors listed below.
Fees and expenses. The Boards reviewed with management the effective annual fee rate paid by each Fund to the Adviser for investment management services. The Boards also received and considered information compiled at the request of the Funds by ISS that compared each Fund’s effective annual management fee rate with the fees paid by the Peer Group. The Trustees took into account the management fee structure for each Fund, including that the advisory fees for AOD were based on the Fund’s total managed assets, whether attributable to common stock or borrowings, if any. The Trustees also considered information from management about the fees charged by the Adviser to other clients investing primarily in an asset class similar to those of the Funds. The Board reviewed and considered additional information about the Adviser’s fees for each Fund, including the amount of the management fees retained by the Adviser after payment of expenses. The Boards considered the fee comparisons in light of the differences in resources and costs required to manage the different types of accounts.
The Boards also took into account management’s discussion of each Fund’s expenses, including the factors that impacted the expenses for each Fund.
Investment performance of the Funds and the Adviser. The Boards received and reviewed with management, among other performance data, information that compared each Fund’s return to comparable investment companies. The Boards also received and considered performance information compiled by ISS as to each Fund’s total return, as compared with the funds in the Fund’s Morningstar category (the “Morningstar Group”).
In addition, the Boards received and reviewed information regarding each Fund’s total return on a gross and net basis and relative to the Fund’s respective benchmark, the impact of foreign currency movements on the respective Fund’s performance and each Fund’s share performance and premium/discount information. The Boards took into account information about each Fund’s discount/premium ranking relative to its Peer Group and considered management’s discussion of each Fund’s performance. The Boards also received and reviewed information on the Funds' total return for the period since the Adviser assumed responsibility for management of the Funds effective May 4, 2018, as compared with the total returns of each Fund’s Morningstar Group average, and other comparable funds managed by aIL and its affiliates. Additionally, the Trustees considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts.
The Boards also considered the Adviser’s performance generally, the historical responsiveness of the Adviser to Trustee concerns about performance, and the willingness of the Adviser to take steps intended to improve performance.
The nature, extent and quality of the services provided to the Funds under the Advisory Agreements. The Boards considered, among other things, the nature, extent and quality of the services provided by the Adviser to each Fund and the resources dedicated to the Funds by the Adviser. The Boards considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Funds. The Boards also considered the Adviser’s risk management processes. The Trustees took into account the Adviser’s investment experience. The Boards also considered information regarding the Adviser’s compliance with applicable laws and Securities and Exchange Commission and other regulatory inquiries or audits of the Funds and the Adviser. The Boards considered that they received information on a regular basis from the Funds’ Chief Compliance Officer regarding the Adviser’s compliance policies and procedures and considered the Adviser’s brokerage policies and practices. Management reported to the Boards on, among other things, its business plans and organizational structures. The Trustees took into account their knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.
2023 Annual Report	41

Supplemental Information (Unaudited)  (concluded)

After reviewing these and related factors, the Boards concluded that the nature, extent and quality of the services provided supported the renewal of the Advisory Agreements.
Economies of Scale. The Boards considered management’s discussion of each Fund’s management fee structure and determined that the management fee structure was reasonable. The Boards based this determination on various factors, including how each Fund’s management fee compared to its Peer Group at higher asset levels.
The Trustees also considered other factors, which included but were not limited to the following:
•	the nature, quality, cost and extent of administrative services and investor relations services provided by abrdn Inc., an affiliate of the Adviser, under separate agreements covering administrative services and investor relations services.
•	whether each Fund has operated in accordance with its respective investment objective and each Fund’s record of compliance with its investment restrictions, and the compliance programs of the Adviser. The Trustees also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.
•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.
•	so-called “fallout benefits” to the Adviser and its affiliates, including indirect The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.
* * *
Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreements would be in the best interest of each Fund and its shareholders. Accordingly, the Boards, including each Board’s Independent Trustees voting separately, approved the Funds’ Advisory Agreements for an additional one-year period.
42	2023 Annual Report

Additional Information Regarding the Fund (AGD) (Unaudited)

Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day to day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders, except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
The Fund is managed by abrdn's Global Equity team. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. Effective October 18, 2023, Dominic Byrne and Bruce Stout were replaced by Ruairidh Finlayson as members of the team having primary responsibility for the day-to-day management of the Fund's portfolio, joining Josh Duitz and Martin Connaghan.  Ruairidh Finlayson is an Investment Director at abrdn. Ruairidh joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Ruairidh worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.
Investment Objectives and Policies
Investment Objectives
The Fund's primary investment objective is to seek high current dividend income, more than 50% of which qualifies for the reduced federal income tax rate, as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.
Investment Strategies
The Fund combines three research-driven investment strategies – dividend capture, value and growth – to maximize the amount of distributed dividend income that qualifies for reduced federal income tax rate (currently capped at 20%) and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector or industry. The Fund's dividend capture strategy has two facets. The first facet is "rotation" strategy, in which the Fund would sell a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and use the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. The second facet is to capture special dividends where a company decides to return large cash balances to shareholders as a one-time dividend payment, for instance due to a restructuring or recent strong operating performance.
The Fund invests at least 80% of its net assets in equity securities, primarily common stocks, issued by U.S. companies and qualified foreign corporations whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends which qualify for federal tax rates similar to the rates applied to long-term capital gains. Under normal circumstances, the Fund intends to, although it is not required to, invest in the securities of issuers located in approximately 10 to 30 foreign countries, with foreign investments representing approximately 40% to 80% of the Fund's assets. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Although it is not the Fund's current intent, the Fund continues to be able to invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted as to how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 25% of the Fund's total assets at any one time.
Under normal circumstances, the Fund invests at least 80% of its net assets in the equity securities of domestic and foreign corporations that pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. Under normal circumstances, the Fund expects to invest in securities of issuers located in the United States and in approximately 10 to 30 foreign countries. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States, especially for companies domiciled in countries that have a tax treaty with the United States.

2023 Annual Report	43

Additional Information Regarding the Fund (AGD) (Unaudited)   (continued)

The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends, more than 50% of which qualify for reduced federal tax rates similar to the rates applied to long-term capital gains (referred to herein as "qualified dividends" or "tax-advantage dividends"). The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. Qualified dividends generally include dividends received during the taxable year from domestic and qualified foreign corporation. A qualified foreign corporation is defined in the Internal Revenue Code of 1986 (the "Code") as any corporation that is incorporated in a possession of the United States or that is eligible for the benefits of a comprehensive income tax treaty with the United States. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, REITs (real estate investment trusts), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt. Dividends paid by REITs generally will not be eligible to be treated as qualified dividend income.
The Fund seeks dividend income that qualifies for favorable federal income tax treatment. Under federal income tax law, tax-advantaged dividends received by individual shareholders are taxed at rates similar to long-term capital gain tax rates, which reach a maximum of 20%. Tax-advantaged dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to shareholders. Corporate shareholders of the Fund are not eligible for this favorable federal income tax treatment. In addition, a dividend will not be treated as a tax-advantaged dividend (whether received by the Fund or paid by the Fund to a shareholder) (1) if the dividend is received with respect to any share held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or fewer than 91 days during the associated 181-day period in the case of certain preferred stocks), (2) to the extent that the recipient is under an obligation (whether as a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property or (3) if the recipient elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest.
The Fund may borrow for investment purposes. The Adviser currently intends to limit leverage through borrowing to 10% of the Fund's total assets (calculated at the time of borrowing) and to borrow for investment purposes only when the Adviser believes that the potential return on additional investments acquired with the proceeds of leverage is likely to exceed the costs incurred in connection with the borrowings.
To the extent the Fund uses leverage, if any, the Fund currently intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as the issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 10% of the Fund's total assets for investment purposes. Additionally, the Fund is permitted to borrow up to the maximum allowable amount under the 1940 Act of the Fund's total assets as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.
The Adviser considers and evaluates environmental, social and governance (“ESG”) factors as part of the investment analysis process for most long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund's dividend recapture strategy, which is discussed in more detail below.
Dividend Capture Strategy
The Fund's dividend capture strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading and by identifying special dividend situations.
Rotation Strategy (Dividend Capture Trading). In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date, provided that holding requirements are met that would permit the Fund to take advantage of the reduced federal tax rate, and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where

44	2023 Annual Report

Additional Information Regarding the Fund (AGD) (Unaudited)   (continued)

it may only have received four quarterly payments in a hold only strategy. In order for dividends received by the Fund to qualify as tax-advantaged dividends, the Fund must comply with the holding period requirements described above. See "Risk Factors – Dividend Strategy Risks." Dividend capture trading by the Fund will take account of this consideration. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Special Dividends. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments, for instance due to a restructuring or recent strong operating performance. Other special dividends may arise in a variety of situations.
Value Strategy
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment  opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover, or situations where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.
Growth Strategy
The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, but that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.
In addition to investing in stocks that pay tax-advantaged dividends, the Fund may also invest a portion of its assets in stocks and other securities that generate fully taxable ordinary income. For any year, so long as the Fund's fully taxable ordinary income and net realized short-term gains are offset by expenses of the Fund, all of the Fund's income distributions would be characterized as tax-advantaged dividends. There can be no assurance that a portion of the Fund's income distributions will not be fully taxable as ordinary income. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives and the Fund may not pay tax-advantaged dividends.
Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).
The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.
Portfolio Investments
Common Stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into

2023 Annual Report	45

Additional Information Regarding the Fund (AGD) (Unaudited)   (continued)

common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so     that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Although it is not required to, under normal circumstances, the Fund invests a significant portion of its assets in securities of issuers located in approximately ten to thirty foreign countries (in addition to the United States). The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments, which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries)

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may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities
The Fund may invest up to 25% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
Real Estate Investment Trusts
The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares. REIT income distributions received by the Fund generally will not be treated as tax-advantaged dividends.
Exchange Traded Funds
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or

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global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the

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time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.
Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options.
A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.
The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the

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writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the
Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value (“NAV”) to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.
Portfolio Turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If

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securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the
Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.
It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Foreign Currency Options
The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to

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hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.
Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations. During such market circumstances, the Fund may not pay tax-advantaged dividends.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An

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equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.
In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
Risk Factors
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Common Stock Risk
The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political, geopolitical, social or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the

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issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers.
Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Qualified Dividend Tax Risk
There can be no assurance as to what portion of the distributions paid to the Fund's shareholders, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Dividend Strategy Risks
The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Foreign Securities Risk
The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. These risks are heightened under adverse economic, market, geopolitical and other conditions. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities Risk
The Fund may invest up to 25% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of

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industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.
The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Depositary Receipts.
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants.
A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited

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securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.
Small- and Medium Cap Company Risk
Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.
Portfolio Turnover Risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk. To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies
Defensive Positions
During periods of adverse market or economic conditions, the Fund may hold certain securities for less than the 61 days described above and, as a result, shareholders may be unable to take advantage of the reduced federal tax rates applicable to any qualifying dividends otherwise attributable to such securities. In addition, during such times, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments and the Fund may not pay tax-advantaged dividends. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Market Price of Shares
The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or

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lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Leverage Risk
Leverage creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and
•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
REIT Risk
If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or the values of underlying mortgage loans; and therefore make REIT shares less attractive, more volatile and less liquid than other income producing investments. Although interest rates have significantly increased since 2022 through the date of this annual report, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of REITs as well. This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets; tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.

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Dividends paid by REITs will not generally qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.
Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.
Short Sale Risk
When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.
Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.
The Fund also incurs increased transaction costs associated with selling securities short.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.

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Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Preferred Securities Risk
In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments to the extent proceeds are available after paying any more senior creditors, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk. The value of the Fund's common stock investments may also be influenced by changes in interest rates.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing

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instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Borrowing Risk
If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.
Risks of Derivative Investments
The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. . Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment

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agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Fundamental Investment Restrictions
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund

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reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
9.	Sell a security short if, as a result of such sale, the current value of securities sold short by that Fund would exceed 10% of the value of that Fund's total assets; provided, however, if the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short (i.e., short sales "against the box"), this limitation is not applicable. The Fund has no current intention to take short positions in securities. However, if the Fund does take any short positions, it will maintain sufficient segregated liquid assets to cover the short position.
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the line of credit as of October 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(10.1%)	(5.1%)	(0.0%)	5.0%	10.0%
Based on estimated indebtedness of $1,536,778 (representing approximately 0.62% of the Fund's Managed Assets as of October 31, 2023 at an annual interest rate of 6.27% (effective interest rate as of October 31, 2023), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.4% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors.
Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

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Recent Changes
The following information is a summary of certain changes during the fiscal year ended October 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the Fund.
During the applicable period, there have been: (i) no material changes to the Fund's investment objectives and policies that constitute its principal portfolio emphasis that have not been approved by shareholders; (ii) no material changes to the Fund's principal risks; (iii) no changes to the persons primarily responsible for day-to-day management of the Fund; and (iv) no changes to the Fund's charter or by-laws that would delay or prevent a change of control that have not been approved by shareholders except as follows:
Changes to Persons Primarily Responsible for Day-to-Day Management of the Fund
The Fund is managed by abrdn's Global Equity team. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.
Effective October 18, 2023, Dominic Byrne and Bruce Stout were replaced by Ruairidh Finlayson as members of the team having primary responsibility for the day-to-day management of the Fund's portfolio, joining Josh Duitz and Martin Connaghan.  Ruairidh Finlayson is an Investment Director at abrdn. Ruairidh joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Ruairidh worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.
Investment Objectives and Policies
Investment Objectives
The Fund's primary investment objective is to seek high current dividend income. The Fund also focuses on long-term growth of capital as a secondary investment objective. There is no assurance that the Fund will achieve its investment objectives. The Fund's investment objectives and some of its investment policies are considered fundamental policies and may not be changed without shareholder approval.
Investment Strategies
The Fund combines four research-driven investment strategies – growth, value, special dividends and dividend capture rotation – to maximize the amount of distributed dividend income and to identify companies globally with the potential for dividend increases and capital appreciation. The Fund uses a multi-cap, multi-sector, multi-style approach to invest in the securities of issuers of any capitalization level (small, mid or large) and in any sector of industry.
The Fund invests at least 80% of its net assets plus amounts borrowed for investment purposes in equity securities, primarily common stocks, issued by domestic and foreign companies whose equity securities are readily traded on an established U.S. or foreign securities market and pay dividends. The Board of Trustees may change this 80% policy on not less than 60 days' notice to shareholders. The Fund seeks to provide dividend income without regard to whether the dividends qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. Although it is not the Fund's current intent, the Fund may invest up to 100% of its total assets in the securities of non-U.S. issuers and is not restricted on how much may be invested in the issuers of any single country, provided the Fund limits its investments in countries that are considered emerging markets to no more than 35% of the Fund's total assets at any one time. Under normal circumstances, however, the Fund invests 35-80% of its total assets in the securities of non-U.S. issuers and among the securities of issuers located in approximately 10 to 30 countries. Allocation of the Fund's assets to issuers outside of the U.S. and among countries outside of the U.S. is dependent on the economic outlook of those countries and the dividend yields available in their markets. The Adviser believes that this flexibility will allow it to continuously pursue high current dividend income in countries where the Adviser perceives the best opportunities to exist.
The Adviser believes that dividend paying stocks have the potential for superior total return performance, as compared to non-dividend paying stocks. The Adviser believes that global diversification may provide to investors in the Fund the benefit of generally higher dividend yields in some countries outside the United States.
The Fund invests in equity securities issued by U.S. corporations, and foreign issuers whose equity securities are readily traded on an established U.S. or foreign securities market, that pay dividends. The Fund screens the U.S. and foreign companies in which it considers investing using the same criteria, including, generally, high dividend yield, sufficiently liquid trading in an established market, and also its judgment that the issuer may have good prospects for earnings growth or may be undervalued. The equity securities in which the Fund invests include primarily common stocks. The Fund may, from time to time, also invest a portion of its assets in depositary receipts, preferred stocks, real estate investment trusts ("REITs"), master limited partnerships ("MLPs"), exchange-traded funds ("ETFs") and securities convertible into or exchangeable for common stocks, such as convertible debt.
The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed

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by purchasing the security at the market price at the time of replacement. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns. The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.
The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so. The Adviser believes that the use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The portfolio management team anticipates using leverage in an aggregate amount up to 33 1/3% of its total assets (including the amount obtained from leverage), under normal market conditions. The Fund's portfolio management team may use leverage opportunistically and seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow up to 33 1/3% of the Fund's total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions, which otherwise might require untimely dispositions of Fund securities.
The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objectives.
Generally, securities are purchased or sold by the Fund on national securities exchanges and in the over-the-counter market. From time to time, securities may be purchased or sold in private transactions, including securities that are not publicly traded or that are otherwise illiquid. The Adviser does not expect investments in illiquid securities to comprise more than 10% of the Fund's total assets (determined at the time the investment is made).
The Adviser may invest the Fund's cash balances in any investments it deems appropriate, including, without limitation and as permitted under the 1940 Act, money market funds, repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments is ordinarily reinvested by the Fund in accordance with its investment program. Many of the considerations entering into the Adviser's recommendations and the portfolio managers' decisions are subjective.
Certain of the Fund's investment strategies may not qualify for the reduced federal income tax rates applicable to qualified dividend income under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be designated as qualified dividend income.
The Adviser considers and evaluates ESG factors as part of the investment analysis process for most long-term investments. The Adviser considers the most material potential ESG risks and opportunities impacting issuers, alongside other non-ESG factors. The relevance of ESG factors to the investment process varies across issuers and strategies. For instance, ESG factors may not be considered for securities that the Adviser intends to hold solely as part of the Fund’s dividend recapture strategy, which is discussed in more detail below.
Growth Strategy
The Fund's growth strategy seeks to identify issuers with lower, but still attractive, current dividend yields, that have the potential for higher earnings growth through capital appreciation or increasing dividend payments.
Value Strategy
In managing the assets of the Fund, the Adviser generally pursues a value-oriented approach. The Adviser seeks to identify investment opportunities in equity securities of dividend paying corporations that it believes are undervalued relative to the market and to the securities' historical valuations, including turnaround opportunities with a catalyst, depressed earnings that may be poised to recover or where a restructuring or major corporate action may add value. The Fund invests in stocks among all capitalization levels (small, mid and large), using a multi-cap, multi-sector, multi-style approach when selecting the stocks of companies in which the Fund invests. The average capitalization of issuers is not intended to be static and varies over time. Factors that the Adviser considers include fundamental factors such as earnings growth, cash flow and historical payment of dividends. The Fund's investments in common stocks will emphasize stocks that (at the time of purchase) pay dividends and have capital appreciation potential.

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Special Dividend Strategy
The Fund's special dividend strategy seeks to maximize the level of dividend income that the Fund receives by identifying special dividend situations. Special dividend situations may include those where companies decide to return large cash balances to shareholders as one-time dividend payments (e.g. due to a restructuring or recent strong operating performance). Other special dividends may arise in a variety of situations.
Dividend Capture Rotation Strategy
The Fund's dividend capture rotation strategy seeks to maximize the level of dividend income that the Fund receives by engaging in dividend capture trading. In a dividend capture trade, the Fund sells a stock on or shortly after the stock's ex-dividend date and uses the sale proceeds to purchase one or more other stocks that are expected to pay dividends before the next dividend payment on the stock being sold. Through this rotation practice, the Fund may receive more dividend payments over a given period of time than if it held a single stock. Receipt of a greater number of dividend payments during a given time period could augment the total amount of dividend income the Fund receives over this period. For example, during the course of a single year it may be possible through dividend capture trading for the Fund to receive five or more dividend payments with respect to Fund assets attributable to dividend capture trading where it may only have received four quarterly payments in a hold only strategy. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
The Fund's dividend capture trading strategy may limit the Fund's ability to meet certain holding period requirements for dividends that it receives to qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions will be reported as qualified dividend income.
Portfolio Investments
Common Stocks
The Fund invests primarily in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.
Preferred Stocks
Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer's capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.
Distributions on preferred stock must be declared by the board of directors of the issuer and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stock may be cumulative, causing dividends and distributions to accrue even if not declared by the issuer's board of directors or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.
Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers' industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.
Because the claim on an issuer's earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate

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environments in particular, the Fund's holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.
Foreign Securities
Although it is not required to, under normal circumstances, the Fund invests 35-80% of its total assets in securities of issuers located in foreign countries. The Fund invests in foreign securities, including direct investments in securities of foreign issuers and investments in depositary receipts (such as American Depositary Receipts ("ADRs")) that represent indirect interests in securities of foreign issuers. The Fund is not limited in the amount of assets it may invest in such foreign securities. These investments involve risks not associated with investments in the United States, including the risk of fluctuations in foreign currency exchange rates, unreliable and untimely information about the issuers and political and economic instability. These risks could result in the Adviser's misjudging the value of certain securities or in a significant loss in the value of those securities.
The value of foreign securities is affected by changes in currency rates, foreign tax laws (including withholding tax), government policies (in the United States or abroad), relations between nations and trading, settlement, and custodial and other operational risks. In addition, the costs of investing abroad are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than markets in the United States. As an alternative to holding foreign-traded securities, the Fund may invest in dollar-denominated securities of foreign companies that trade on U.S. exchanges or in the U.S. over-the-counter market (including depositary receipts as described below, which evidence ownership in underlying foreign securities, and ETFs as described above).
Because foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a domestic company. Volume and liquidity in most foreign debt markets are less than in the United States and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. There is generally less government supervision and regulation of securities exchanges, broker-dealers and listed companies than in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Payment for securities before delivery may be required. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies.
The Fund may purchase ADRs, European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"), which are certificates evidencing ownership of shares of foreign issuers and are alternatives to purchasing directly the underlying foreign securities in their national markets and currencies. However, such depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks associated with the underlying issuer's country. ADRs, EDRs and GDRs may be sponsored or unsponsored. Unsponsored receipts are established without the participation of the issuer. Unsponsored receipts may involve higher expenses, they may not pass-through voting or other shareholder rights, and they may be less liquid. Less information is normally available on unsponsored receipts.
Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities
The Fund may invest up to 35% of its assets in securities of issuers located in emerging markets. The Fund uses the MSCI Emerging Markets Index methodology to determine which countries are considered emerging markets. The risks of foreign investments described above apply to an even greater extent to investments in emerging markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the United States and developed foreign markets. Disclosure and regulatory standards in many respects are less stringent than in the United States and developed foreign markets. There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. Many emerging countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation

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rates have had and may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of these countries also have been and may continue to be adversely affected by economic conditions in the countries in which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In addition, custodial services and other costs relating to investment in foreign markets may be more expensive in emerging markets than in many developed foreign markets, which could reduce the Fund's income from such securities.
In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the Fund's investments in those countries. In addition, there is a heightened possibility of expropriation or confiscatory taxation, imposition of withholding taxes on interest payments, or other similar developments that could affect investments in those countries. There can be no assurance that adverse political changes will not cause the Fund to suffer a loss of any or all of its investments.
Dividends paid by issuers in emerging market countries will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Real Estate Investment Trusts
The Fund may invest in REITs. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. The market value of REIT shares and the ability of REITs to distribute income may be adversely affected by numerous factors, including rising interest rates, changes in the national, state and local economic climate and real estate conditions, perceptions of prospective tenants of the safety, convenience and attractiveness of the properties, the ability of the owners to provide adequate management, maintenance and insurance, the cost of complying with the Americans with Disabilities Act, increasing competition and compliance with environmental laws, changes in real estate taxes and other operating expenses, adverse changes in governmental rules and fiscal policies, adverse changes in zoning laws, and other factors beyond the control of the issuers. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund's investment strategy results in the Fund investing in REIT shares, the percentage of the Fund's dividend income received from REIT shares will likely exceed the percentage of the Fund's portfolio that is comprised of REIT shares.
Dividends paid by REITs will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Master Limited Partnerships
A master limited partnership ("MLP") is a publicly traded company organized as a limited partnership or limited liability company and treated as a partnership for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resources. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, the Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.
MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.
MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount ("minimum quarterly distributions" or "MQD"). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner which results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash

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distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.
MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on U.S. securities exchanges, with their value fluctuating predominantly based on prevailing market conditions and the success of the MLP. The Fund intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company under the Code.
Exchange Traded Funds
The Fund may invest in ETFs, which are investment companies that seek to track or replicate a desired index, such as a sector, market or global segment. ETF shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as "creation units." The investor purchasing a creation unit may sell the individual shares on a secondary market.
Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be no assurance that an ETF's investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF's expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.
Convertible Securities
The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.
The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objectives. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer's profits, and the issuer's management capability and practices.
Corporate Bonds, Government Debt Securities and Other Debt Securities
The Fund may invest in corporate bonds, debentures and other debt securities. Debt securities in which the Fund may invest may pay fixed or variable rates of interest. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are "perpetual" in that they have no maturity date.
The Fund invests in government debt securities, including those of U.S. issuers, emerging market issuers and of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (i) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (ii) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above-noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities. A non-U.S. issuer of debt or the non-U.S. governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and the

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Fund may have limited resources in the event of a default. Some of these risks do not apply to issuers in large, more developed countries. These risks are more pronounced in investments in issuers in emerging markets or if the Fund invests significantly in one country.
The Fund will not invest more than 20% of its total assets in debt securities rated below investment grade (i.e., securities rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or lower than BBB by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P")), or their equivalent as determined by the Adviser. These securities are commonly referred to as "junk bonds." The foregoing credit quality policy applies only at the time a security is purchased, and the Fund is not required to dispose of securities already owned by the Fund in the event of a change in assessment of credit quality or the removal of a rating.
Illiquid Securities
Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees.
Rule 144A Securities
The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the "1933 Act"). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Adviser determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund's 10% limit on investments in illiquid securities.
Warrants
The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long- or short-term capital gain or loss depending on the period for which the warrant is held.
Other Investments
The Fund may use a variety of other investment instruments in pursuing its investment objectives. The investments of the Fund may include fixed income securities, sovereign debt, options on foreign currencies and forward foreign currency contracts.
Investment Techniques
The Fund may, but is under no obligation to, from time to time employ a variety of investment techniques, including those described below, to hedge against fluctuations in the price of portfolio securities, to enhance total return or to provide a substitute for the purchase or sale of securities. Some of these techniques, such as purchases of put and call options, options on stock indices and stock index futures and entry into certain credit derivative transactions, may be used as hedges against or substitutes for investments in equity securities. Other techniques such as the purchase of interest rate futures and entry into transactions involving interest rate swaps, options on interest rate swaps and certain credit derivatives are hedges against or substitutes for investments in debt securities. The Fund's ability to utilize any of the techniques described below may be limited by restrictions imposed on its operations in connection with obtaining and maintaining its qualification as a regulated investment company under the Code. Additionally, other factors (such as cost) may make it impractical or undesirable to use any of these investment techniques from time to time.
Short Sales
The Fund may from time to time engage in short sales of securities, for investment or for hedging purposes. Short sales are transactions in which the Fund sells a security it does not own. To complete the transaction, the Fund must borrow the security to make delivery to

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the buyer. The Fund is then obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. In the event that the Fund elects to pursue such a strategy, the Fund expects it would sell shares of portfolio securities short through a pair trade system, where it would maintain a long position in a basket of dividend-paying stocks and a short position in a security or securities replicating an index, which the Fund expects to be outperformed by the dividend-paying stocks it owns.
The Fund may also sell short individual stocks that the Fund expects to underperform other stocks which the Fund holds. For hedging purposes, the Fund may purchase or sell short futures contracts on global equity indexes.
The Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. The Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over of any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is unlimited.
The Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. The Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.
Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. Short-selling exposes the Fund to unlimited risk with respect to that security due to the lack of an upper limit on the price to which an instrument can rise. Although the Fund reserves the right to utilize short sales, and currently intends to utilize short sales, the Adviser is under no obligation to utilize short sales at all. The Fund currently intends to close out each short position prior to the underlying issuer's ex-dividend date, if any, to avoid the Fund incurring any dividend expense in connection with such short position.
The Fund anticipates that it will generally not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 20% of the value of its total assets. See "Investment Objectives and Policies  - Investment Techniques  - Short Sales" and "Risk Factors  - Short Sale Risk."
Options on Securities
In order to hedge against adverse market shifts, the Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on stock indices described below) to purchase put and call options on securities. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may seek to increase its income or may hedge a portion of its portfolio investments through writing (i.e., selling) covered put and call options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security or its equivalent covered by the option or its equivalent from the writer of the option at the stated exercise price. Under interpretations of the SEC currently in effect, which may change from time to time, a "covered" call option means that so long as the Fund is obligated as the writer of the option, it will own (1) the underlying instruments subject to the option, (2) instruments convertible or exchangeable into the instruments subject to the option or (3) a call option on the relevant instruments with an exercise price no higher than the exercise price on the call option written.
The Fund will receive a premium when it writes put and call options, which increases the Fund's return on the underlying security in the event the option expires unexercised or is closed out at a profit. By writing a call, the Fund will limit its opportunity to profit from an increase in the market value of the underlying security above the exercise price of the option for as long as the Fund's obligation as the writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may

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suffer an economic loss equal to the excess of the security's market value at the time of the option exercise over the price at which the Fund is required to sell the underlying security less the premium received for writing the option. Thus, in some periods the Fund might receive less total return and in other periods greater total return from its hedged positions than it would have received from leaving its underlying securities unhedged.
The Fund may purchase and write options on securities that are listed on national securities exchanges or are traded over the counter, although it expects, under normal circumstances, to effect such transactions on national securities exchanges.
As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing sale transactions. In entering into a closing sale transaction, the Fund would sell an option of the same series as the one it has purchased. The ability of the Fund to enter into a closing sale transaction with respect to options purchased and to enter into a closing purchase transaction with respect to options sold depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires. The Fund's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Fund.
In purchasing a put option, the Fund will seek to benefit from a decline in the market price of the underlying security, while in purchasing a call option, the Fund will seek to benefit from an increase in the market price of the underlying security. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying security remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the option will expire worthless. For the purchase of an option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs. Because option premiums paid by the Fund are small in relation to the market value of the instruments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause the Fund's net asset value ("NAV") to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.
Options on Stock Indices
The Fund may utilize up to 10% of its total assets (in addition to the 10% limit applicable to options on securities) to purchase put and call options on domestic stock indices to hedge against risks of market-wide price movements affecting its assets. The Fund will also, in certain situations, augment its investment positions by purchasing call options, both on specific equity securities, as well as securities representing exposure to equity sectors or indices and fixed income indices. In addition, the Fund may write covered put and call options on stock indices. A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. Options on stock indices are similar to options on securities. Because no underlying security can be delivered, however, the option represents the holder's right to obtain from the writer, in cash, a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date. The advisability of using stock index options to hedge against the risk of market-wide movements will depend on the extent of diversification of the Fund's investments and the sensitivity of its investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Fund's securities investments correlate with price movements in the stock index selected. In addition, successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to predict correctly changes in the relationship of the underlying index to the Fund's portfolio holdings. No assurance can be given that the Adviser's judgment in this respect will be correct.
Portfolio Turnover
The Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Adviser, investment considerations warrant such action. These policies, together with the ability of the Fund to effect short sales of securities and to engage in transactions in options and futures, may have the effect of increasing the Fund's annual rate of portfolio turnover. It is expected that the annual portfolio turnover rate of the Fund will likely exceed 100%. A high turnover rate (100% or more) necessarily involves greater trading costs to the Fund and may result in the realization of net short term capital gains. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates.
Foreign Currency Transactions
The Fund may engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency

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exchange market or through forward contracts to purchase or sell foreign currencies, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.
Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts in order to protect against possible losses on foreign investments resulting from adverse changes in the relationship between the U.S. dollar and foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has a deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies. However, forward foreign currency exchange contracts may limit potential gains which could result from a positive change in such currency relationships. The Fund does not speculate in foreign currency.
Except for cross-hedges, the Fund will not enter into forward foreign currency exchange contracts or maintain a net exposure in such contracts when it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency or, in the case of a "cross-hedge," denominated in a currency or currencies that the Adviser believes will tend to be closely correlated with that currency with regard to price movements. At the consummation of a forward contract, the Fund may either make delivery of the foreign currency or terminate their contractual obligation to deliver the foreign currency by purchasing an offsetting contract obligating it to purchase, at the same maturity date, the same amount of such foreign currency. If the Fund chooses to make delivery of the foreign currency, it may be required to obtain such currency through the sale of portfolio securities denominated in such currency or through conversion of other assets of the Fund into such currency. If the Fund engages in an offsetting transaction, the Fund will incur a gain or loss to the extent that there has been a change in forward contract prices.
It should be realized that this method of protecting the value of the Fund's portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase. Generally, the Fund will not enter into a forward foreign currency exchange contract with a term longer than one year.
Foreign Currency Options
The Fund may purchase and write options on foreign currencies to protect against declines in the U.S. dollar value of foreign securities or in the U.S. dollar value of dividends or interest expected to be received on these securities. These transactions may also be used to protect against increases in the U.S. dollar cost of foreign securities to be acquired by the Fund. Writing an option on foreign currency is only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The Fund may not purchase a foreign currency option if, as a result, premiums paid on foreign currency options then held by the Fund would represent more than 10% of the Fund's total assets.
A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price on a specified date or during the option period. The owner of a call option has the right, but not the obligation, to buy the currency. Conversely, the owner of a put option has the right, but not the obligation, to sell the currency. When the option is exercised, the seller (i.e., writer) of the option is obligated to fulfill the terms of the sold option. However, either the seller or the buyer may, in the secondary market, close its position during the option period at any time prior to expiration.
A call option on a foreign currency generally rises in value if the underlying currency appreciates in value, and a put option on a foreign currency generally rises in value if the underlying currency depreciates in value. Although purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, the option will not limit the movement in the value of such currency. For example, if the Fund was holding securities denominated in a foreign currency that was appreciating and had purchased a foreign currency put to hedge against a decline in the value of the currency, the Fund would not have to exercise its put option. Likewise, if the Fund were to enter into a contract to purchase a security denominated in foreign currency and, in conjunction with that purchase, were to purchase a foreign currency call option to hedge against a rise in value of the currency, and if the value of the currency instead depreciated between the date of purchase and the settlement date, the Fund would not have to exercise its call. Instead, the Fund could acquire in the spot market the amount of foreign currency needed for settlement.

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Futures Contracts and Options on Futures Contracts
Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices. By using foreign currency futures contracts and options on such contracts, the Fund may be able to achieve many of the same objectives as it would through the use of forward foreign currency exchange contracts and may be able to achieve these objectives more effectively and at a lower cost by using futures transactions instead of forward foreign currency exchange contracts. The Fund may engage in futures transactions on U.S. and foreign exchanges.
The Fund may purchase and sell futures contracts, and purchase and write call and put options on futures contracts, to increase total return or to hedge against changes in interest rates, securities prices, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objectives and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Adviser has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (the "CEA") pursuant to Rule 4.5 under the CEA with respect to the Fund. The Adviser is not subject to registration or regulation as a commodity pool operator under the CEA.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund will not be pursuing its investment objectives in these circumstances. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Equity-Linked Securities
The Fund may invest in equity-linked securities, including, but not limited to, participation notes, certificates, and equity swaps. Equity-linked securities are privately issued securities whose investment results are designed to correspond generally to the performance of a specified stock index or "basket" of stocks, or a single stock. To the extent that the Fund invests in equity-linked securities whose return corresponds to the performance of a foreign security index or one or more foreign stocks, investing in equity-linked securities will involve risks similar to the risks of investing in foreign securities. See "Investment Objectives & Policies – Portfolio Investments – Foreign
Securities" and "Risk Factors – Foreign Securities Risk." In addition, the Fund bears the risk that the counterparty of an equity-linked security may default on its obligations under the security. If the underlying security is determined to be illiquid, the equity-linked security would also be considered illiquid and thus subject to the Fund's restrictions on investments in illiquid securities.
Participation notes, also known as participation certificates, are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by the Fund as an alternative means to access the securities market of a country. The performance results of participation notes will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction and other expenses. Investments in participation notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. There can be no assurance that the trading price of participation notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. Participation notes are generally traded over-the-counter. Participation notes are subject to counterparty risk, which is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. Participation notes involve transaction cost. If the underlying security is determined to be illiquid, participation notes may be illiquid and therefore subject to the Fund's percentage limitation for investments in illiquid securities. Participation notes offer a return linked to a particular underlying equity, debt or currency.
Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. An equity swap may be used by the Fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment may be restricted for legal reasons or is otherwise deemed impractical or disadvantageous. Equity swaps may also be used for hedging purposes or to seek to increase total return. The Fund's ability to enter into certain swap transactions may be limited by tax considerations. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer.
Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if

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any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks). The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term.
Equity swaps are derivatives and their value can be very volatile. Equity swaps normally do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the counterparty to an equity swap defaults, the Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the underlying asset without the use of leverage. In addition, the value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. To the extent that the Adviser does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.
Risk Factors
An investment in the Fund's common shares is subject to risks. The value of the Fund's investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund's shares to increase or decrease. You could lose money by investing in the Fund. By itself, the Fund does not constitute a complete investment program. You should consider carefully the following risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund.
Investment and Market Risk
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in common shares represents an indirect investment in the securities owned by the Fund, which are generally traded on a securities exchange or in the over-the-counter markets. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of your common shares at any point in time may be less than the value of your original investment, even after taking into account any reinvestment of dividends and distributions.
Issuer Risk
The value of an issuer's securities that are held in the Fund's portfolio may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services.
Common Stock Risk
The Fund invests primarily in common stocks. Although common stocks have historically generated higher average returns than fixed income securities over the long term, common stocks also have experienced significantly more volatility in returns. Common stocks may be more susceptible to adverse changes in market value due to issuer specific events or general movements in the equities markets. A drop in the stock market may depress the price of common stocks held by the Fund. Common stock prices fluctuate for many reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or the occurrence of political, geopolitical, social or economic events affecting issuers. For example, an adverse event, such as an unfavorable earnings report, may depress the value of common stock in which the Fund has invested; the price of common stock of an issuer may be particularly sensitive to general movements in the stock market; or a drop in the stock market may depress the price of most or all of the common stocks held by the Fund. Also, common stock of an issuer in the Fund's portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income and assets, and therefore will be subject to greater risk than the preferred securities or debt instruments of such issuers. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase.

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Management Risk
The Fund is subject to management risk because it is an actively managed portfolio. The Fund's successful pursuit of its investment objectives depends upon the Adviser's ability to find and exploit market inefficiencies with respect to undervalued securities and identify companies experiencing a change in dividend policy, including the announcement of restructuring initiatives or special dividends. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in a favorable pricing opportunity that allows the Adviser to fulfill the Fund's investment objectives. The Adviser's security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals. If one or more key individuals leave the employ of the Adviser, the Adviser may not be able to hire qualified replacements, or may require an extended time to do so. This could prevent the Fund from achieving its investment objectives.
Dividend Strategy Risks
The Fund's pursuit of its investment objectives depends upon the Adviser's ability to anticipate the dividend policies of the companies in which it chooses to invest. It is difficult to anticipate the level of dividends that companies will pay in any given timeframe. The Fund's strategies require the Adviser to identify and exploit opportunities such as the announcement of major corporate actions, such as restructuring initiatives or a special dividend, that may lead to high current dividend income. These situations are typically not recurring in nature or frequency, may be difficult to predict and may not result in an opportunity that allows the Adviser to fulfill the Fund's investment objective. In addition, the dividend policies of the Fund's target companies are heavily influenced by the current economic climate and the favorable federal tax treatment afforded to dividends. Challenging economic conditions, affecting either the market as a whole or a specific investment in the Fund's portfolio, may limit the opportunity to benefit from the current dividend policies of the companies in which the Fund invests or may cause such companies to reduce or eliminate their dividends. In addition, a change in the favorable provisions of the federal tax laws may limit your ability to benefit from dividend increases or special dividends, may effect a widespread reduction in announced dividends and may adversely impact the valuation of the shares of dividend-paying companies. The use of dividend capture strategies will expose the Fund to increased trading costs and potential for capital loss or gain, particularly in the event of significant short-term price movements of stocks subject to dividend capture trading.
Qualified Dividend Income Tax Risk
There can be no assurance as to what portion of the distributions paid to the Fund's shareholders, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. The favorable U.S. federal tax treatment may be adversely affected, changed or repealed by future changes in tax laws at any time. In addition, it may be difficult to obtain information regarding whether distributions by non-U.S. entities in which the Fund invests should be regarded as qualified dividend income. Furthermore, to receive qualified dividend income treatment, the Fund must meet holding period and other requirements with respect to the dividend paying securities in its portfolio, and the shareholder must meet holding period and other requirements with respect to the common shares of the Fund.
Foreign Securities Risk
The Fund has substantial exposure to foreign securities. The Fund's investments in securities of foreign issuers are subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, social, political and economic instability, differences in securities regulation and trading, expropriation or nationalization of assets, and foreign taxation issues. In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of the Fund's securities. These risks are heightened under adverse economic, market, geopolitical and other conditions. It may also be more difficult to obtain and enforce a judgment against a foreign issuer. Any foreign investments made by the Fund must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments. The Fund has no other investment restrictions with respect to investing in foreign issuers. Dividends paid on foreign securities may not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund's distributions attributable to foreign securities will be designated as qualified dividend income.
Emerging Market Securities Risk
The Fund may invest up to 35% of its total assets in securities of issuers located in "emerging markets." Although there is no universally accepted definition, an emerging or developing country is generally considered to be a country which is in the initial stages of industrialization. Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater political and economic uncertainties than in developed markets, the risk of the imposition of economic sanctions against a country, the risk of nationalization of industries and expropriation of assets, social

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instability and war, currency transfer restrictions, risks that governments may substantially restrict foreign investing in their capital markets or in certain industries, impose punitive taxes, trade barriers and other protectionist or retaliatory measures. In the event of nationalization, default, debt restructuring, capital controls, expropriation or other confiscation, the Fund could lose its entire investment in foreign securities. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region, the Fund will generally have more exposure to regional economic risks associated with foreign investments. Emerging market economies are often dependent upon a few commodities or natural resources that may be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have a more limited number of potential buyers for investments. A market swing in one or more emerging market countries or regions where the Fund has invested a significant amount of its assets may have a greater effect on the Fund's performance than it would in a more geographically diversified portfolio.
The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Legal remedies available to investors in some foreign countries are less extensive than those available to investors in the U.S. There could be difficulties in enforcing favorable legal judgments in foreign courts. Foreign markets may have different securities clearance and settlement procedures. In certain securities markets, settlements may not keep pace with the volume of securities transactions. If this occurs, settlement may be delayed and the Fund's assets may be uninvested and may not be earning returns. The Fund also may miss investment opportunities or not be able to sell an investment because of these delays. Some investments in emerging markets can be considered speculative, and the value of those investments can be more volatile than investments in more developed foreign markets. International trade barriers or economic sanctions against foreign countries, organizations, entities and/or individuals in response to geopolitical tensions or conflicts may adversely affect the value of the Fund’s foreign holdings. The type and severity of sanctions and other similar measures are difficult to measure or predict.
Depositary Receipts
Depositary receipts include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. Generally, ADRs, in registered form, are denominated in U.S. Dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund's investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock will be treated as common stock.
The Fund may invest in depositary receipts through “sponsored” or “unsponsored” facilities. While ADRs issued under these two types of facilities are in some respects similar, there are distinctions between them relating to the rights and obligations of ADR holders and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or even necessarily the acquiescence of) the issuer of the deposited securities, although typically the depositary requests a letter of non-objection from such issuer prior to the establishment of the facility. Holders of unsponsored ADRs generally bear all the costs of such facilities. The depositary usually charges fees upon the deposit and withdrawal of the deposited securities, the conversion of dividends into U.S. Dollars, the disposition of non-cash distributions, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to pass through voting rights to ADR holders in respect of the deposited securities. In addition, an unsponsored facility is generally not obligated to distribute communications received from the issuer of the deposited securities or to disclose material information about such issuer in the U.S. and thus there may not be a correlation between such information and the market value of the depositary receipts. Unsponsored ADRs tend to be less liquid than sponsored ADRs.
Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that the issuer of the deposited securities enters into a deposit agreement with the depositary. The deposit agreement sets out the rights and responsibilities of the issuer, the depositary, and the ADR holders. With sponsored facilities, the issuer of the deposited securities generally will bear some of the costs relating to the facility (such as dividend payment fees of the depositary), although ADR holders continue to bear certain other costs (such as deposit and withdrawal fees). Under the terms of most sponsored arrangements, depositaries agree to distribute notices of shareholder meetings and voting instructions, and to provide

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shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities.
In addition, the issuers of depositary receipts may discontinue issuing new depositary receipts and withdraw existing depositary receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund's performance.
Small- and Medium Cap Company Risk
Compared to investment companies that focus only on large capitalization companies, the Fund's share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) less information publicly available, (ii) more limited product lines or markets and less mature businesses, (iii) fewer capital resources, (iv) more limited management depth and (v) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Adviser believes appropriate, and offer greater potential for gains and losses.
Portfolio Turnover Risk
The techniques and strategies contemplated by the Fund might result in a high degree of portfolio turnover. The Fund cannot accurately predict its securities portfolio turnover rate, but anticipates that its annual portfolio turnover rate will likely exceed 100% under normal market conditions, although it could be materially higher under certain conditions. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.
Sector Risk
To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
Information Technology Sector Risk - To the extent that the information technology sector represents a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates, competition for the services of qualified personnel and reduced availability of financing options. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies.
Defensive Positions
During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its assets in cash or cash equivalents. The Fund would not be pursuing its investment objectives in these circumstances and could miss favorable market developments. Cash equivalents are highly liquid, short-term securities such as commercial paper, time deposits, certificates of deposit, short-term notes and short-term U.S. government obligations.
Market Price of Shares
The shares of closed-end management investment companies often trade at a discount from their NAV, and the Fund's common shares may likewise trade at a discount from NAV. The trading price of the Fund's common shares may be less than the public offering price. The returns earned by the Fund's shareholders who sell their common shares below NAV will be reduced. The Fund may utilize leverage, which magnifies the market risk.
Cybersecurity Risk
Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality. Furthermore, the Fund may be an appealing target for cybersecurity threats such as hackers and malware.
Leverage Risk
Leverage creates three major types of risks for shareholders:
•	the likelihood of greater volatility of NAV and market price of common shares because changes in value of the Fund's portfolio (including changes in the value of any interest rate swap, if applicable) are borne entirely by the common shareholders;
•	the possibility either that share income will fall if the interest rate on any borrowings or the dividend rate on any preferred shares issued rises, or that share income and distributions will fluctuate because the interest rate on any borrowings or the dividend rate on any preferred shares issued varies; and

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•	if the Fund leverages through issuing preferred shares or borrowings, the Fund may not be permitted to declare dividends or other distributions with respect to its common shares or purchase its capital stock, unless at the time thereof the Fund meets certain asset coverage requirements.
Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's NAV, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.
In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach, the Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.
The Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it deems such action to be appropriate in the circumstances. During periods in which the Fund is using leverage, the fees paid to the Adviser for investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund's total assets, including proceeds from borrowings, which may create an incentive to leverage the Fund.
Short Sale Risk
When transacting a short sale, the Fund must borrow the security sold to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The price at such time may be higher or lower than the price at which the security was sold by the Fund.
A short sale will be successful if the shorted security price decreases. However, if the underlying security goes up in price during the period during which the short position is outstanding, the Fund will realize a loss. The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.
Therefore, short sales may be subject to greater risks than investments in long positions. With a long position the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the security sold short.
The Fund also incurs increased transaction costs associated with selling securities short.
REIT Risk
If the Fund invests in REITs, such investment will subject the Fund to various risks. The first, real estate industry risk, is the risk that the REIT share prices will decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. REITs often invest in highly leveraged properties. The second risk is the risk that returns from REITs, which typically are small or medium capitalization stocks, will trail returns from the overall stock market. The third, interest rate risk, is the risk that changes in interest rates may hurt real estate values or the values of underlying mortgage loans, and therefore make REIT shares less attractive, more volatile and less liquid than other income producing investments. Although interest rates have significantly increased since 2022 through the date of this annual report, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of REITs as well. This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. As examples of the current risks faced by real estate-related assets; tenant vacancy rates, tenant turnover and tenant concentration have increased; owners of real estate have faced headwinds, delinquencies and difficulties in collecting rents and other payments (which increases the risk of owners being unable to pay or otherwise defaulting on their own borrowings and obligations); property values have declined; inflation, upkeep costs and other expenses have increased; and rents have declined for many properties.
Qualification as a REIT under the Code in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that the entities in which the Fund invests with the expectation that they will be taxed as a REIT will qualify as a REIT. An entity that fails to qualify as a REIT, would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the

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character of income earned by the entity. If the Fund were to invest in an entity that failed to qualify as a REIT, such failure could drastically reduce the Fund's yield on that investment.
Dividends paid by REITs will not generally qualify for the reduced federal income tax rate applicable to qualified dividends under the Code.
The Fund does not expect to invest a significant portion of its assets in REITs, but does not have any investment restrictions with respect to such investments.
MLP Risk
An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
MLP Tax Risk
Certain diversification requirements imposed by the Code limits the Fund's ability to invest in MLP securities. In addition, the Fund's ability to meet its investment objectives may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from the Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by us would be taxed entirely as dividend income. Sale of MLPs may result in the Fund realizing significant amounts of taxable ordinary income even for MLP positions sold at an overall loss with such amounts of taxable ordinary income being very difficult for the Fund to estimate or accrue for, and the tax reporting being significantly delayed, subject to dramatic revisions, and depending on the MLP issuers so reporting.
Deferred Tax Risks of MLPs
As a limited partner in the MLPs in which the Fund invests, the Fund receives a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. The Fund's common shareholders will incur a current tax liability on the portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.
Investments in Undervalued Securities
The Fund's investment strategy includes investing in securities, which, in the opinion of the Adviser, are undervalued. The identification of investment opportunities in undervalued securities is a difficult task and there is no assurance that such opportunities will be successfully recognized or acquired. While investments in undervalued securities offer opportunities for above-average capital appreciation, these investments involve a high degree of financial risk and can result in substantial losses.
Special Risks Associated with Foreign Currency Options
Buyers and sellers of foreign currency options are subject to the same risks that apply to options generally, as described below. In addition, there are certain additional risks associated with foreign currency options. The Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Although the Fund will not purchase or write such options unless and until, in the opinion of the Adviser, the market for them has developed sufficiently to ensure that the risks in connection with such options are not greater than the risks in connection with the underlying currency, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by most of the same factors that influence foreign exchange rates and investments generally.
The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than

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$1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. option markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets until they reopen.
Risk Characteristics of Options and Futures
Options and futures transactions can be highly volatile investments. Successful hedging strategies require the anticipation of future movements in securities prices, interest rates and other economic factors. When a fund uses futures contracts and options as hedging devices, the prices of the securities subject to the futures contracts and options may not correlate with the prices of the securities in a portfolio. This may cause the futures and options to react to market changes differently than the portfolio securities. Even if expectations about the market and economic factors are correct, a hedge could be unsuccessful if changes in the value of the portfolio securities do not correspond to changes in the value of the futures contracts. The ability to establish and close out futures contracts and options on futures contracts positions depends on the availability of a secondary market. If these positions cannot be closed out due to disruptions in the market or lack of liquidity, losses may be sustained on the futures contract or option.
Special Risks Associated with Foreign Currency Futures Contracts and Related Options
Buyers and sellers of foreign currency futures contracts are subject to the same risks that apply to the use of futures generally, as described above. In addition, there are risks associated with foreign currency futures contracts and their use as a hedging device similar to those associated with options on foreign currencies, as described above.
Options on foreign currency futures contracts may involve certain additional risks. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. To reduce this risk, the Fund will not purchase or write options on foreign currency futures contracts unless and until, in the opinion of the Adviser, the market for such options has developed sufficiently that the risks in connection with such options are not greater than the risks in connection with transactions in the underlying foreign currency futures contracts. Compared to the purchase or sale of foreign currency futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the option (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss of up to the amount of the premium paid for the option, such as when there is no movement in the price of the underlying currency or futures contract.
Preferred Securities Risk
In addition to credit risk, investment in preferred securities carries risks including deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Traditional preferreds also contain provisions that allow an issuer, under certain conditions to skip (in the case of "noncumulative preferreds") or defer (in the case of "cumulative preferreds"), dividend payments. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes while it is not receiving any distributions. Preferred securities typically contain provisions that allow for redemption in the event of tax or security law changes in addition to call features at the option of the issuer. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred securities typically do not provide any voting rights, except in cases when dividends are in arrears beyond a certain time period, which varies by issue. Preferred securities are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, to the extent proceeds are available after paying any more senior creditors, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities may be substantially less liquid than many other securities, such as U.S. government securities, corporate debt or common stocks. Dividends paid on preferred securities will generally not qualify for the reduced federal income tax rates applicable to qualified dividends under the Code.
Interest Rate Risk
Interest rate risk is the risk that preferred stocks paying fixed dividend rates and fixed-rate debt securities will decline in value because of changes in market interest rates. When interest rates rise, the market value of such securities generally will fall. The Fund's investment in preferred stocks and fixed-rate debt securities means that the NAV and price of the common shares may decline if market interest rates rise. During periods of declining interest rates, an issuer of preferred stock or fixed-rate debt securities may exercise its option to redeem securities prior to maturity, forcing the Fund to reinvest in lower

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yielding securities. This is known as call risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected payments. This may lock in a below market yield, increase the security's duration, and reduce the value of the security. This is known as extension risk.
The value of the Fund's common stock investments may also be influenced by changes in interest rates.
Convertible Securities Risk
The value of a convertible security is a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (the security's worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security's investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock, and, therefore, is also subject to the same types of market and issuer risks that may negatively affect the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund's ability to achieve its investment objectives.
Illiquid Securities Risk
Restricted securities and other illiquid investments of the Fund involve the risk that the securities will not be able to be sold at the time desired by the Adviser or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees of the Fund.
Inflation Risk
Inflation risk is the risk that the purchasing power of assets or income from investment will be less in the future as inflation decreases the value of money. To the extent that inflation occurs, it will reduce the real value of dividends paid by the Fund and the Fund’s common shares. Most emerging market countries, in particular, have experienced substantial, and in some periods extremely high and volatile, rates of inflation. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on economies and securities markets globally. In an attempt to control inflation, wage and price controls have been imposed at times in certain countries.
Borrowing Risk
If the Fund borrows money, it would experience greater volatility of NAV and market price of the common shares. If the income from the securities purchased with such funds were not sufficient to cover the cost of any such borrowing, the return on the Fund would be less than if borrowing had not been used, and therefore the amount available for distribution to the Fund's shareholders as dividends and other distributions would be reduced and might not satisfy the level dividend rate distribution policy set by the Board of Trustees.
Risks of Derivative Instruments
The Fund may invest in derivative instruments as described in the Fund's Prospectus and Statement of Additional Information. Investments in derivative instruments may be for both investment and hedging purposes. Losses from investments in derivative instruments can, among other things, result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin and settlement payment requirements, related leverage factors or operational and legal issues associated with such transactions. The use of these investment techniques also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments may be harder to value, subject to greater volatility and more likely subject to changes in tax treatment than other investments. For these reasons, the Adviser's

2023 Annual Report	81

Additional Information Regarding the Fund (AOD) (Unaudited)   (continued)

attempts to hedge portfolio risks through the use of derivative instruments may not be successful, and the Adviser may choose not to hedge certain portfolio risks. The use of derivatives for investment purposes is considered a speculative practice and presents even greater risk of loss.
In October 2020, the SEC adopted Rule 18f-4 under the 1940 Act, which governs a registered investment company's use of derivatives, short sales, reverse repurchase agreements, and certain other instruments. Under Rule 18f-4, a fund's derivatives exposure is limited through a value-at-risk test and requires the adoption and implementation of a derivatives risk management program for certain derivatives users. However, subject to certain conditions, funds that do not invest heavily in derivatives may be deemed limited derivatives users and would not be subject to the full requirements of Rule 18f-4. . Under the rule, when the Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. In addition, under the rule, the Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). The Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of the Fund to use derivatives, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.
Anti-Takeover Provisions
The Fund's Declaration of Trust includes provisions that could have the effect of inhibiting the Fund's possible conversion to open-end status and limiting the ability of other entities or persons to acquire control of the Fund or the Board of Trustees. In certain circumstances, these provisions might also inhibit the ability of shareholders to sell their shares at a premium over prevailing market prices.
Market Events Risk
The market values of securities or other assets will fluctuate, sometimes sharply and unpredictably, due to changes in general market conditions, overall economic trends or events, governmental actions or intervention, actions taken by the US Federal Reserve or foreign central banks, market disruptions caused by trade disputes or other factors, political developments, investor sentiment and other factors that may or may not be related to the issuer of the security or other asset. Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, actual or threatened wars or other armed conflicts (such as the Russia/Ukraine and Israel/Hamas conflicts), terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund's investments may be negatively affected. In addition, any spread of an infectious illness, public health threat or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the world economy, which in turn could adversely affect the Fund's investments.
Fundamental Investment Restrictions
The following investment restrictions of the Fund are designated as fundamental policies and as such may not be changed without the approval of a majority of the Fund's outstanding common shares, which as used in this SAI means the lesser of (a) 67% of the shares of the Fund present or represented by proxy at a meeting if the holders of more than 50% of the outstanding shares are present or represented at the meeting or (b) more than 50% of outstanding shares of the Fund. As a matter of fundamental policy, the Fund may not:
1.	Borrow money, except as permitted by the 1940 Act. The Fund may borrow money for investment purposes, commonly referred to as leverage, and for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted

82	2023 Annual Report

Additional Information Regarding the Fund (AOD) (Unaudited)   (continued)

borrowings and to implement collateral and similar arrangements incident to permitted investment practices;
2.	Issue senior securities, as defined in the 1940 Act, other than (a) preferred shares which immediately after issuance will have asset coverage of at least 200%, (b) indebtedness which immediately after issuance will have asset coverage of at least 300% or (c) the borrowings permitted by investment restriction (1) above. The 1940 Act currently defines "senior security" as any bond, debenture, note or similar obligation or instrument constituting a security and evidencing indebtedness, and any stock of a class having priority over any other class as to distribution of assets or payment of dividends. Debt and equity securities issued by a closed-end investment company meeting the foregoing asset coverage provisions are excluded from the general 1940 Act prohibition on the issuance of senior securities;
3.	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities). The purchase of investment assets with the proceeds of a permitted borrowing or securities offering will not be deemed to be the purchase of securities on margin;
4.	Underwrite securities issued by other persons, except insofar as it may technically be deemed to be an underwriter under the Securities Act in selling or disposing of a portfolio investment;
5.	Make loans to other persons, except by (a) the acquisition of loan interests, debt securities and other obligations in which the Fund is authorized to invest in accordance with its investment objectives and policies and (b) entering into repurchase agreements;
6.	Purchase or sell real estate, although it may purchase and sell securities which are secured by interests in real estate and securities of issuers which invest or deal in real estate. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;
7.	Purchase or sell physical commodities or contracts for the purchase or sale of physical commodities. Physical commodities do not include futures contracts with respect to securities, securities indices, currencies, interest or other financial instruments; and
8.	With respect to 75% of its total assets, invest more than 5% of its total assets in the securities of a single issuer or purchase more than 10% of the outstanding voting securities of a single issuer, except obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and except securities of other investment companies; or invest 25% or more of its total assets in any single industry or group of industries
(other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Effects of Leverage
The following table is furnished in response to requirements of the SEC. It is designed to, among other things, illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, on Common Share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund's portfolio) of -10%, -5%, 0%, 5% and 10%. The table below reflects the Fund's continued use of the line of credit as of October 31, 2023 as a percentage of total managed assets (including assets attributable to such leverage), and the annual return that the Fund's portfolio must experience (net of expenses) in order to cover such costs. The information below does not reflect the Fund's use of certain other forms of economic leverage achieved through the use of other instruments or transactions not considered to be senior securities under the 1940 Act, such as covered credit default swaps or other derivative instruments.
The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. Your actual returns may be greater or less than those appearing below. In addition, actual borrowing expenses associated with reverse repurchase agreements (or dollar rolls or borrowings, if any) used by the Fund may vary frequently and may be significantly higher or lower than the rate used for the example below.
Assumed annual returns on the Fund's portfolio (net of expenses)	(10%)	(5%)	0%	5%	10%
Corresponding return of shareholder	(10.9%)	(5.6%)	(0.3%)	4.9%	10.2%
Based on estimated indebtedness of $49,051,955 (representing approximately 5.17% of the Fund's Managed Assets as of October 31, 2023) at an annual interest rate of 6.36% (effective interest rate as of October 31, 2023), the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.33% to cover annual interest payments on the estimated debt.
Share total return is composed of two elements – the distributions paid by the Fund to holders of Shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and

2023 Annual Report	83

Additional Information Regarding the Fund (AOD) (Unaudited)   (concluded)

expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund's portfolio and not the actual performance of the Fund's Shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund's investment objective and policies. As noted above, the Fund's willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors, including, among other things, the Adviser's assessment of the yield curve environment, interest rate trends, market conditions and other factors.

84	2023 Annual Report

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)

The Funds intend to distribute to shareholders substantially all of their net investment income and to distribute any net realized capital gains at least annually. Net investment income for this purpose is income other than net realized long-term and short-term capital gains net of expenses. Pursuant to the Dividend Reinvestment and Optional Cash Purchase Plan (the “Plan”), shareholders whose shares of common stock are registered in their own names will be deemed to have elected to have all distributions automatically reinvested by Computershare Trust Company N.A. (the “Plan Agent”) in the Fund shares pursuant to the Plan, unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash will receive such distributions paid by check in U.S. Dollars mailed directly to the shareholder by the Plan Agent, as dividend paying agent. In the case of shareholders such as banks, brokers or nominees that hold shares for others who are beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholders as representing the total amount registered in such shareholders’ names and held for the account of beneficial owners that have not elected to receive distributions in cash. Investors that own shares registered in the name of a bank, broker or other nominee should consult with such nominee as to participation in the Plan through such nominee and may be required to have their shares registered in their own names in order to participate in the Plan. Please note that the Funds do not issue certificates so all shares will be registered in book entry form. The Plan Agent serves as agent for the shareholders in administering the Plan. If the Trustees of a Fund declare an income dividend or a capital gains distribution payable either in the Funds' common stock or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive common stock, to be issued by the Funds or purchased by the Plan Agent in the open market, as provided below. If the market price per share (plus expected per share fees) on the valuation date equals or exceeds NAV per share on that date, the Funds will issue new shares to participants at NAV; provided, however, that if the NAV is less than 95% of the market price on the valuation date, then such shares will be issued at 95% of the market price. The valuation date will be the payable date for such distribution or dividend or, if that date is not a trading day on the NYSE, the immediately preceding trading date. If NAV exceeds the market price of Fund shares at such time, or if the Funds should declare an income dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the NYSE or elsewhere, for the participants’ accounts on, or shortly after, the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the NAV of the Funds' share, the average per share purchase price paid by the Plan Agent may exceed the NAV of the Funds' shares, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Funds on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date.
Participants have the option of making additional cash payments of a minimum of $50 per investment (by check, one-time online bank debit or recurring automatic monthly ACH debit) to the Plan Agent for investment in the Funds' common stock, with an annual maximum contribution of $250,000. The Plan Agent will wait up to three business days after receipt of a check or electronic funds transfer to ensure it receives good funds. Following confirmation of receipt of good funds, the Plan Agent will use all such funds received from participants to purchase Fund shares in the open market on the 25th day of each month or the next trading day if the 25th is not a trading day.
If the participant sets up recurring automatic monthly ACH debits, funds will be withdrawn from his or her U.S. bank account on the 20th of each month or the next business day if the 20th is not a banking business day and invested on the next investment date. The Plan Agent maintains all shareholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no brokerage charges with respect to common shares issued directly by the Funds. However, each participant will pay a per share fee of $0.02 incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends, capital gains distributions and voluntary cash payments made by the participant. Per share fees include any applicable brokerage commissions the Plan Agent is required to pay.
Participants also have the option of selling their shares through the Plan. The Plan supports two types of sales orders. Batch order sales are submitted on each market day and will be grouped with other sale requests to be sold. The price will be the average sale price obtained by Computershare’s broker, net of fees, for each batch order and will be sold generally within 2 business days of the request during regular open market hours. Please note that all written sales requests are always processed by Batch Order. ($10 and $0.12 per share). Market Order sales will sell at the next available trade. The shares are sold real time when they hit the market, however an available trade must be presented to complete this transaction. Market Order sales may only

2023 Annual Report	85

Dividend Reinvestment and Optional Cash Purchase Plan  (Unaudited)  (concluded)

be requested by phone at 1-800-647-0584 or using Investor Center through www.computershare.com/buyaberdeen. ($25 and $0.12 per share).
The receipt of dividends and distributions under the Plan will not relieve participants of any income tax that may be payable on such dividends or distributions. The Funds or the Plan Agent may terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to notice of the termination sent to members of the Plan at least 30 days prior to the record date for such dividend or distribution. The Plan also may be amended by the Funds or the Plan Agent, but (except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority) only by mailing a written notice at least 30 days prior to the effective date to the participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent by phone at 1-800-647-0584, using Investor Center through www.computershare.com/buyaberdeen or in writing to Computershare Trust Company N.A., P.O. Box 43006, Providence, RI 02940-3078.

86	2023 Annual Report

Management of the Funds  (Unaudited)
As of October 31, 2023

The names, years of birth and business addresses of the Board Members and officers of the Funds as of the most recent fiscal year end, their principal occupations during at least the past five years, the number of portfolios each Board Member oversees and other directorships they hold are provided in the tables below. Board Members that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds or the Funds' Adviser are included in the table below under the heading “Interested Board Members.” Board Members who are not interested persons, as described above, are referred to in the table below under the heading “Independent Board Members.” abrdn Inc., its parent company abrdn plc, and its advisory affiliates are collectively referred to as “abrdn” in the tables below.
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Interested Board Members
Stephen Bird† c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1967	Class III Trustee	Term as Trustee expires 2026; Trustee since 2021	Mr. Bird joined the Board of abrdn plc in July 2020 as Chief Executive-Designate, and was formally appointed Chief Executive Officer in September 2020. Previously, Mr. Bird served as chief executive officer of global consumer banking at Citigroup from 2015, retiring from the role in November 2019. His responsibilities encompassed all consumer and commercial banking businesses in 19 countries, including retail banking and wealth management, credit cards, mortgages, and operations and technology supporting these businesses. Prior to this, Mr. Bird was chief executive for all of Citigroup’s Asia Pacific business lines across 17 markets in the region, including India and China. Mr. Bird joined Citigroup in 1998, and during his 21 years with the company he held a number of leadership roles in banking, operations and technology across its Asian and Latin American businesses. Before this, he held management positions in the UK at GE Capital – where he was director of UK operations from 1996 to 1998 – and at British Steel.	15 Registrants consisting of 33 Portfolios	None.
2023 Annual Report	87

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
Independent Board Members
P. Gerald Malone c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chair of the Board; Class II Trustee	Term expires 2025; Trustee since 2018	Mr. Malone is, by profession, a lawyer of over 40 years. Currently, he is a non-executive director of a number of U.S. companies, including Medality Medical (medical technology company) since 2018. He is also Chairman of many of the open and closed end funds in the Fund Complex. He previously served as a non-executive director of U.S. healthcare company Bionik Laboratories Corp. (2018 - July 2022), as Independent Chairman of UK companies Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company Ultrasis plc (healthcare software services company) until October 2014. Mr. Malone was previously a Member of Parliament in the U.K. from 1983 to 1997 and served as Minister of State for Health in the U.K. government from 1994 to 1997.	9 Registrants consisting of 27 Portfolios	None.
Todd Reit c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1968	Class II Trustee	Term expires 2025, Trustee since 2023	Mr. Reit is a a Managing Member of Cross Brook Partners LLC, a real estate investment and management company since 2017. Mr. Reit is also Director and Financial Officer of Shelter Our Soldiers, a charity to support military veterans, since 2016. Mr. Reit was formerly a Managing Director and Global Head of Asset Management Investment Banking for UBS AG, where he was responsible for overseeing all the bank’s asset management client relationships globally, including all corporate security transactions, mergers and acquisitions. Mr. Reit retired from UBS in 2017 after an over 25-year career at the company and its predecessor company, PaineWebber Incorporated (merged with UBS AG in 2000).	9 Registrants consisting of 9 Portfolios	None.
88	2023 Annual Report

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years	Number of Registered Investment Companies ("Registrants") consisting of Investment Portfolios ("Portfolios") in Fund Complex* Overseen by Board Members	Other Directorships Held by Board Member**
John Sievwright c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2024; Trustee since 2018	Mr. Sievwright is a Non-Executive Director of Burford Capital Ltd (since May 2020) (provider of legal, finance, complex strategies, post-settlement finance and asset management services and products) and Revolut Limited, a UK-based digital banking firm (since August 2021); and Chair of the Board of LoopFX (fin-tech start-up operating in large foreign currency institutional transactions) (since Sept. 2022).	6 Registrants consisting of 8 Portfolios	Non-Executive Director of Burford Capital Ltd (provider of legal finance, complex strategies, post-settlement finance and asset management services and products) since May 2020.
Nancy Yao c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2026; Trustee since 2018	Ms. Yao is a lecturer on accounting and governance at Yale University. She is also a strategic consultant. Ms. Yao was the President of the Museum of Chinese in America from 2015 until 2023. Prior to that, she served as the executive director of the Yale-China Association and managing director of the corporate program at the Council on Foreign Relations. Prior to her work in non-profit, Ms. Yao launched the Asia coverage at the Center for Financial Research and Analysis (currently known as RiskMetrics), served as the inaugural director of policy research of Goldman Sachs’ Global Markets Institute, and was an investment banker at Goldman Sachs (Asia) L.L.C. Ms. Yao is a board member of the National Committee on U.S.-China Relations, a member of the Council on Foreign Relations.	8 Registrants consisting of 8 Portfolios	None.

*	As of the most recent fiscal year end, the Fund Complex has a total of 18 Registrants with each Board member serving on the Boards of the number of Registrants listed. Each Registrant in the Fund Complex has one Portfolio except for two Registrants that are open-end funds, abrdn Funds and abrdn ETFs, which each have multiple Portfolios. The Registrants in the Fund Complex are as follows: abrdn Asia-Pacific Income Fund, Inc., abrdn Global Income Fund, Inc., abrdn Australia Equity Fund, Inc., abrdn Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., abrdn Japan Equity Fund, Inc., abrdn Income Credit Strategies Fund, abrdn Global Dynamic Dividend Fund, abrdn Global Premier Properties Fund, abrdn Total Dynamic Dividend Fund, abrdn Global Infrastructure Income Fund, abrdn National Municipal Income Fund, abrdn Healthcare Investors, abrdn Life Sciences Investors, abrdn Healthcare Opportunities Fund, abrdn World Healthcare Fund, abrdn Funds (19 Portfolios), and abrdn ETFs (3 Portfolios).
**	Current directorships (excluding Fund Complex) as of the most recent fiscal year end held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “1934 Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
†	Mr. Bird is considered to be an “interested person” of the Fund as defined in the 1940 Act because of his affiliation with abrdn.
2023 Annual Report	89

Management of the Funds  (Unaudited)  (continued)
As of October 31, 2023

Officers of the Funds
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Joseph Andolina** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer and Vice President –Compliance	Since 2018	Currently, Chief Risk Officer – Americas for abrdn Inc. and serves as the Chief Compliance Officer for abrdn Inc. Prior to joining the Risk and Compliance Department, he was a member of abrdn Inc.'s Legal Department, where he served as US Counsel since 2012.
Martin Connaghan** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2018	Currently an Investment Director on the Global Equity Team at abrdn. Martin joined abrdn in 2001, via the acquisition of Murray Johnstone.
Katherine Corey** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1985	Vice President	Since 2023	Currently, Senior Legal Counsel, Product Governance US for abrdn Inc. Ms. Corey joined abrdn Inc. as U.S. Counsel in 2013.
Joshua Duitz** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1970	Vice President	Since 2018	Currently, Head of Global Income at abrdn Inc. Mr. Duitz joined abrdn Inc. in 2018 from Alpine Woods Capital Investors LLC where he was a Portfolio Manager.
Sharon Ferrari** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Treasurer and Chief Financial Officer	Treasurer and Chief Financial Officer Since 2023; Fund Officer Since 2018	Currently, Director, Product Management for abrdn Inc. Ms. Ferrari joined abrdn Inc. as a Senior Fund Administrator in 2008.
Katie Gebauer** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2023	Currently, Chief Compliance Officer—ETFs and serves as the Chief Compliance Officer for abrdn ETFs Advisors LLC. Ms. Gebauer joined abrdn Inc. in 2014.
Alan Goodson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President	Since 2018	Currently, Executive Director, Product & Client Solutions – Americas for abrdn Inc., overseeing Product Management & Governance , Product Development and Client Solutions for registered and unregistered investment companies in the U.S., Brazil and Canada. Mr. Goodson is Director and Vice President of abrdn Inc. and joined abrdn Inc. in 2000.
Heather Hasson** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Vice President	Since 2018	Currently, Senior Product Solutions and Implementation Manager, Product Governance US for abrdn Inc. Ms. Hasson joined the company in 2006.
Robert Hepp** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1986	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Hepp joined abrdn Inc. as a Senior Paralegal in 2016.
90	2023 Annual Report

Management of the Funds  (Unaudited)  (concluded)
As of October 31, 2023

Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office* and Length of Time Served	Principal Occupation(s) During at Least the Past Five Years
Megan Kennedy** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary	Since 2018	Currently, Senior Director, Product Governance for abrdn Inc. Ms. Kennedy joined abrdn Inc. in 2005.
Andrew Kim** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1983	Vice President	Since 2022	Currently, Senior Product Governance Manager – US for abrdn Inc. Mr. Kim joined abrdn Inc. as a Product Manager in 2013.
Brian Kordeck** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Kordeck joined abrdn Inc. as a Senior Fund Administrator in 2013.
Michael Marsico** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1980	Vice President	Since 2022	Currently, Senior Product Manager – US for abrdn Inc. Mr. Marsico joined abrdn Inc. as a Fund Administrator in 2014.
Christian Pittard** c/o abrdn Investments Limited 280 Bishopsgate London, EC2M 4AG Year of Birth: 1973	President	Since 2018	Currently, Head of Closed End Funds & Managing Director - Corporate Finance. Mr. Pittard joined abrdn from KPMG in 1999.
Lucia Sitar** c\o abrdn Inc. 1900 Market Street Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President	Since 2018	Currently, Vice President and Head of Product Management and Governance for abrdn Inc. since 2020. Previously, Ms. Sitar was Managing U.S. Counsel for abrdn Inc. She joined abrdn Inc. as U.S. Counsel in 2007.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are appointed annually at a meeting of the Fund Board.
**	Each officer may hold officer position(s) in one or more other funds which are part of the Fund Complex.
Further information about the Fund's Board Members and Officers is available in the Fund's Statement of Additional Information, which can be obtained without charge by calling (800) 522-5465.
2023 Annual Report	91

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Corporate Information

Trustees
P. Gerald Malone, Chair
Stephen Bird
Nancy Yao
Todd Reit
John Sievwright
Investment Adviser
abrdn Investments Limited
10 Queen's Terrace
Aberdeen, AB10 1XL
Scotland, United Kingdom
Administrator
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
Custodian
State Street Bank and Trust Company
One Congress Street, Suite 1
Boston, MA 02114-2016
Transfer Agent
Computershare Trust Company, N.A.
P.O. Box 43006
Providence, RI 02940-3078
Independent Registered Public Accounting Firm
KPMG LLP
1601 Market Street
Philadelphia, PA 19103
Legal Counsel
Dechert LLP
1900 K Street N.W.
Washington D.C. 20006
Investor Relations
abrdn Inc.
1900 Market Street, Suite 200
Philadelphia, PA 19103
1-800-522-5465
Investor.Relations@abrdn.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.
Shares of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund are traded on the NYSE under the symbols “AGD” and “AOD”, respectively. Information about the Funds' net asset value and market price is available at www.abrdnagd.com (AGD) and www.abrdnaod.com (AOD).
This report, including the financial information herein, is transmitted to the shareholders of abrdn Global Dynamic Dividend Fund and abrdn Total Dynamic Dividend Fund for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future results.

AOE-0143-AR

Item 2. Code of Ethics.

(a)	As of October 31, 2023, abrdn Total Dynamic Dividend Fund (the “Fund” or the “Registrant”) had adopted a Code of Ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(b)	Definitional.

(c)	There have been no amendments, during the period covered by this report, to a provision of the Code of Ethics.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics.

(e)	Not applicable

(f)	A copy of the Code of Ethics has been filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that John Sievwright, a member of the Board of Trustees’ Audit Committee, possesses the attributes, and has acquired such attributes through means, identified in instruction 2 of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Sievwright as the Audit Committee’s financial expert. Mr. Sievwright is considered to be an “independent” trustee, as such term is defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees[1]	(b) Audit-Related Fees[2]	(c) Tax Fees[3]	(d) All Other Fees[4]
October 31, 2023	$81,000	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%
October 31, 2022	$69,270	$0	$0	$0
Percentage approved pursuant to pre-approval exception[5]	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: federal and state income tax returns, review of excise tax distribution calculations and federal excise tax return.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

5 Pre-approval exception under Rule 2-01 of Regulation S-X. The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

(e)(1)	The Registrant’s Audit Committee (the “Committee”) has adopted a Charter that provides that the Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Registrant’s independent auditor and, in connection therewith, to evaluate the terms of the engagement (including compensation of the independent auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Registrant’s investment adviser (the “Adviser”) or any sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships that may affect the independent auditor’s independence, including the disclosures required by PCAOB Rule 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Registrant and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in the letter that, in its professional judgment, it is independent of the Registrant within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the audit committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Management or the Adviser that the Registrant, the Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Registrant and to consider whether such services are consistent with the independent auditor’s independence. “Permissible non-audit services” include any professional services, including tax services, provided to the Registrant by the independent auditor, other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Registrant; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the PCAOB determines, by regulation, is impermissible. Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Registrant constitutes not more than 5% of the total amount of revenues paid by the Registrant to its auditor during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee or its Delegate(s) prior to the completion of the audit. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Registrant. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. Pursuant to this authority, the Registrant’s Committee delegates to the Committee Chair, subject to subsequent ratification by the full Committee, up to a maximum amount of $25,000, which includes any professional services, including tax services, provided to the Registrant by its independent registered public accounting firm other than those provided to the Registrant in connection with an audit or a review of the financial statements of the Registrant. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Registrant’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two fiscal years for non-audit services to the Registrant, and to the Adviser, and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”):

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
October 31, 2023	$0	$0	$1,171,994	$1,171,994
October 31, 2022	$0	$0	$1,108,929	$1,108,929

“Non-Audit Fees billed to Fund” for both fiscal years represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

(h)	Not applicable.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

As of the fiscal year ended October 31, 2023, the Audit Committee members were:

Nancy Yao Maasbach

P. Gerald Malone

John Sievwright

(b)	Not applicable.

Item 6. Schedule of Investments.

(a) Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant's Proxy Voting Policy and Procedures, the Registrant has delegated responsibility for its proxy voting to its Adviser, provided that the Registrant's Board of Trustees has the opportunity to periodically review the Adviser's proxy voting policies and material amendments thereto.

The proxy voting policies of the Registrant are included herewith as Exhibit (c) and policies of the Adviser are included as Exhibit (d).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) PORTFOLIO MANAGER BIOGRAPHIES

The Fund is managed by abrdn’s Global Equity team. The Global Equity team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund. As of the date of filing this report, the following individuals have primary responsibility for the day-to-day management of the Fund’s portfolio:

Individual & Position	Past Business Experience
Martin Connaghan Investment Director, Global Equities

Martin Connaghan is an Investment Director on the Developed Markets Equity Team at abrdn. He is one of the managers of Murray International Trust Plc and is also responsible for a range of Global Equity, Global Equity Income, Dynamic Dividend and Shariah compliant strategies. Martin joined Murray Johnstone in 1998, which was subsequently acquired by Aberdeen Asset Management in 2001. Martin has held a number of roles including Trader, Credit Analyst and ESG Analyst and has been focused on the management of Global Equity mandates for 17 years.

Josh Duitz Head of the Global Equities Team

Josh Duitz is Head of Global Income at abrdn. He is a Portfolio Manager of our global dynamic dividend and global infrastructure funds. Josh joined the company in 2018 from Alpine Woods Capital Management where he was a Portfolio Manager. Previously, Josh worked for Bear Stearns where he was a Managing Director, Principal and traded international equities. Prior to that, Josh worked for Arthur Andersen where he was a senior auditor.

Ruairidh Finlayson, CFA® Investment Director, Global Equities

Ruairidh Finlayson is an Investment Director at abrdn. He is the portfolio manager of abrdn’s Dynamic Dividend and World Resources funds. Ruairidh joined the company in 2018 from Polar Capital Partners where he worked as an Equity Analyst for the North America and Global Alpha funds. Previously, Ruairidh worked as an Equity Analyst for Brewin Dolphin after qualifying as a Chartered Accountant with Ernst & Young.

(a)(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS.

The following chart summarizes information regarding other accounts for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into the following three categories: (1) registered investment companies; (2) other pooled investment vehicles; and (3) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is provided separately. The figures in the chart below for the category of “registered investment companies” include the Fund. The “Other Accounts Managed” represents the accounts managed by the teams of which the portfolio manager is a member. The information in the table below is as of October 31, 2023.

Name of Portfolio Manager	Type of Accounts	Other Accounts Managed	Total Assets ($M)	Number of Accounts Managed for Which Advisory Fee is Based on Performance	Total Assets for Which Advisory Fee is Based on Performance ($M)
Josh Duitz[1]	Registered Investment Companies	8	$2,029.78	0	$0
	Pooled Investment Vehicles	34	$5,793.64	0	$0
	Other Accounts	9	$2,796.03	0	$0

Martin Connaghan[1]	Registered Investment Companies	8	$2,029.78	0	$0
	Pooled Investment Vehicles	34	$5,793.64	0	$0
	Other Accounts	9	$2,796.03	0	$0

Ruairidh Finlayson[1]	Registered Investment Companies	8	$2,029.78	0	$0
	Pooled Investment Vehicles	34	$5,793.64	0	$0
	Other Accounts	9	$2,796.03	0	$0

1 Includes accounts managed by the Global Equities Team, of which the portfolio manager is a member.

POTENTIAL CONFLICTS OF INTEREST

The Adviser and its affiliates (collectively referred to herein as “abrdn”) serve as investment advisers for multiple clients, including the Registrant and other investment companies registered under the 1940 Act and private funds (such clients are also referred to below as “accounts”). The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Registrant’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Registrant. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio manager could favor one account over another. However, the Adviser believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; and (ii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, the Adviser has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

In some cases, another account managed by the same portfolio manager may compensate Aberdeen based on the performance-based fees with qualified clients. The existence of such a performance-based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities.

Another potential conflict could include instances in which securities considered as investments for the Registrant also may be appropriate for other investment accounts managed by the Adviser or its affiliates. Whenever decisions are made to buy or sell securities for the Registrant and one or more of the other accounts simultaneously, the Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Registrant will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Registrant from time to time, it is the opinion of the Adviser that the benefits from the policies outweigh any disadvantage that may arise from exposure to simultaneous transactions. The Registrant has adopted policies that are designed to eliminate or minimize conflicts of interest, although there is no guarantee that procedures adopted under such policies will detect each and every situation in which a conflict arises.

With respect to non-discretionary model delivery accounts (including UMA accounts) and discretionary SMA accounts, abrdn Inc. will utilize a third party service provider to deliver model portfolio recommendations and model changes to the Sponsors. abrdn Inc. seeks to treat clients fairly and equitably over time, by delivering model changes to our service provider and investment instructions for our other discretionary accounts to our trading desk, simultaneously or approximately at the same time. The service provider will then deliver the model changes to each Sponsor on a when-traded, randomized full rotation schedule. All Sponsors will be included in the rotation schedule, including SMA and UMA.

UMA Sponsors will be responsible for determining how and whether to implement the model portfolio or model changes and implementation of any client specific investment restrictions. The Sponsors are solely responsible for determining the suitability of the model portfolio for each model delivery client, executing trades and seeking best execution for such clients.

As it relates to SMA accounts, abrdn Inc. will be responsible for managing the account on the basis of each client’s financial situation and objectives, the day to day investment decisions, best execution, accepting or rejecting client specific investment restrictions and performance. The SMA Sponsors will collect suitability information and will provide a summary questionnaire for our review and approval or rejection. For dual contract SMAs, abrdn Inc. will collect a suitability assessment from the client, along with the Sponsor suitability assessment. Our third party service provider will monitor client specific investment restrictions on a day to day basis. For SMA accounts, model trades will be traded by the Sponsor or may be executed through a “step-out transaction,”- or traded away- from the client’s Sponsor if doing so is consistent with abrdn’s obligation to obtain best execution. When placing trades through Sponsor Firms (instead of stepping them out), we will generally aggregate orders where it is possible and in the client’s best interests. In the event we are not comfortable that a Sponsor can obtain best execution for a specific security and trading away is infeasible, we may exclude the security from the model.

Trading costs are not covered by the Wrap Program fee and may result in additional costs to the client. In some instances, step-out trades are executed without any additional commission, mark-up, or mark-down, but in many instances, the executing broker-dealer may impose a commission or a mark-up or mark-down on the trade. Typically, the executing broker will embed the added costs into the price of the trade execution, making it difficult to determine and disclose the exact added cost to clients. In this instance, these additional trading costs will be reflected in the price received for the security, not as a separate commission, on trade confirmations or on account statements. In determining best execution for SMA accounts, abrdn Inc. takes into consideration that the client will not pay additional trading costs or commission if executing with the Sponsor.

While UMA accounts are invested in the same strategies as and may perform similarly to SMA accounts, there are expected to be performance differences between them. There will be performance dispersions between UMAs and other types of accounts because abrdn does not have discretion over trading and there may be client specific restrictions for SMA accounts.

abrdn may have already commenced trading for its discretionary client accounts before the model delivery accounts have executed abrdn's recommendations. In this event, trades placed by the model delivery clients may be subject to price movements, particularly with large orders or where securities are thinly traded, that may result in model delivery clients receiving less favorable prices than our discretionary clients. abrdn has no discretion over transactions executed by model delivery clients and is unable to control the market impact of those transactions.

Timing delays or other operational factors associated with the implementation of trades may result in non-discretionary and model delivery clients receiving materially different prices relative to other client accounts. In addition, the constitution and weights of stocks within model portfolios may not always be exactly aligned with similar discretionary accounts. This may create performance dispersions within accounts with the same or similar investment mandate.

(a)(3)

DESCRIPTION OF COMPENSATION STRUCTURE

abrdn’s remuneration policies are designed to support its business strategy as a leading international asset manager.  The objective is to attract, retain and reward talented individuals for the delivery of sustained, superior returns for abrdn’s clients and shareholders.  abrdn operates in a highly competitive international employment market, and aims to maintain its strong track record of success in developing and retaining talent.

abrdn’s policy is to recognize corporate and individual achievements each year through an appropriate annual bonus scheme. The bonus is a single, fully discretionary variable pay award. The aggregate value of awards in any year is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards, which are payable to all members of staff, are determined by a rigorous assessment of achievement against defined objectives.

The variable pay award is composed of a mixture of cash and a deferred award, the portion of which varies based on the size of the award.  Deferred awards are by default abrdn plc shares, with an option to put up to 50% of the deferred award into funds managed by abrdn. Overall compensation packages are designed to be competitive relative to the investment management industry.

Base Salary

abrdn’s policy is to pay a fair salary commensurate with the individual’s role, responsibilities and experience, and having regard to the market rates being offered for similar roles in the asset management sector and other comparable companies. Any increase is generally to reflect inflation and is applied in a manner consistent with other abrdn employees; any other increases must be justified by reference to promotion or changes in responsibilities.

Annual Bonus

The Remuneration Committee determines the key performance indicators that will be applied in considering the overall size of the bonus pool.  In line with practices amongst other asset management companies, individual bonuses are not subject to an absolute cap.  However, the aggregate size of the bonus pool is dependent on the group’s overall performance and profitability.  Consideration is also given to the levels of bonuses paid in the market.  Individual awards are determined by a rigorous assessment of achievement against defined objectives, and are reviewed and approved by the Remuneration Committee.

abrdn has a deferral policy which is intended to assist in the retention of talent and to create additional alignment of executives’ interests with abrdn’s sustained performance and, in respect of the deferral into funds managed by abrdn, to align the interest of portfolio managers with our clients.

Staff performance is reviewed formally at least once a year. The review process evaluates the various aspects that the individual has contributed to abrdn, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on client service, asset growth and the performance of the respective portfolio manager. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated.

In the calculation of a portfolio management team’s bonus, abrdn takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations through key performance indicator scorecards.  To the extent performance is factored in, such performance is not judged against any specific benchmark and is evaluated over the period of a year - January to December. The pre- or after-tax performance of an individual account is not considered in the determination of a portfolio manager’s discretionary bonus; rather the review process evaluates the overall performance of the team for all of the accounts the team manages.

Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process.  A combination of the team’s and individual’s performance is considered and evaluated.

Although performance is not a substantial portion of a portfolio manager’s compensation, abrdn also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes.  Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the abrdn environment.  Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, such trend would be identified via abrdn’s dynamic compliance monitoring system.

In rendering investment management services, the Adviser may use the resources of additional investment adviser subsidiaries of abrdn plc. These affiliates have entered into a memorandum of understanding (“MOU”) pursuant to which investment professionals from each affiliate may render portfolio management, research or trading services to abrdn clients. Each investment professional who renders portfolio management, research or trading services under a MOU or personnel sharing arrangement (“Participating Affiliate”) must comply with the provisions of the Advisers Act, the 1940 Act, the Securities Act of 1933, the Exchange Act, and the Employee Retirement Income Security Act of 1974, and the laws of states or countries in which the Adviser does business or has clients. No remuneration is paid by the Fund with respect to the MOU/personnel sharing arrangements.

(a)(4)

Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2023
Martin Connaghan	None
Josh Duitz	$10,001-$50,000
Ruairidh Finlayson	None

(b)  Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Registrant during the period covered by the report.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2023, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits.

(a)(1)	Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this Form N-CSR.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(a)(4)	Change in Registrant’s independent public accountant. Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are exhibits to this Form N-CSR.

(c)	Proxy Voting Policy of Registrant

(d)	Proxy Voting Policies and Procedures of Adviser.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

abrdn Total Dynamic Dividend Fund

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2024

By:	/s/ Sharon Ferrari
Sharon Ferrari,
Principal Financial Officer of
abrdn Total Dynamic Dividend Fund

Date: January 8, 2024